UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-03101

CALVERT MANAGEMENT SERIES

(Exact Name of Registrant as Specified in Charter)

1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009

(Address of Principal Executive Offices)

Deidre E. Walsh

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(202) 238-2200

(Registrant’s Telephone Number)

September 30

Date of Fiscal Year End

September 30, 2021

Date of Reporting Period

Item 1. Reports to Stockholders

Calvert
Floating-Rate Advantage Fund
Annual Report
September 30, 2021

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund and the other funds it manages. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.
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Annual Report September 30, 2021
Calvert
Floating-Rate Advantage Fund

Calvert
Floating-Rate Advantage Fund
September 30, 2021
Management's Discussion of Fund Performance†

Economic and Market Conditions
Amid a global recovery from the pandemic-induced sell-off that had engulfed equity and credit markets in March 2020, senior loans displayed their value as a portfolio diversifier by outperforming the majority of U.S. fixed-income asset classes — including government debt and investment-grade corporate bonds — for the 12-month period ended September 30, 2021.
As the period opened on October 1, 2020, senior loans were in the midst of a rally that had begun the previous March when central banks around the world stepped in to support capital markets. The U.S. Federal Reserve (the Fed) had cut its benchmark federal funds rate to 0.00%-0.25%, initiated a significant bond-buying program, and announced other policy measures to help global credit markets.
The loan rally continued through the remainder of 2020 and into the new year, as senior loans offered attractive spreads versus other asset classes in a yield-starved environment. In the closing months of 2020, the easing of political uncertainties with the election of Joe Biden as president, coupled with the emergency use approval and initial rollout of two COVID-19 vaccines, added further fuel to the rally.
Except for pauses in March and July 2021, when returns were flat, the loan rally continued through the end of the period on September 30, 2021. A massive fiscal stimulus package passed by the U.S. Congress, a still-accommodative set of monetary policies at the Fed, the ongoing rollout of vaccines, the re-opening of U.S. businesses, and comparatively low yields in other fixed-income asset classes all provided tailwinds for senior loans.
Technical factors also bolstered loan performance as demand outpaced supply for most of the period. Contributing factors included an increase in institutional demand for structured loan products and a return to net monthly inflows for retail funds in December 2020, for the first time since the previous January. Retail funds continued to experience monthly net inflows from the beginning of 2021 and through the period.
Issuer fundamentals improved as well, with rating upgrades outpacing downgrades during the period. The trailing 12-month default rate plummeted from 4.17% at the beginning of the period to 0.35% at period-end, well below the market’s long-term average of 3.20%. Reflecting the improved economic environment, the average price of loans rose from $93.18 at the start of the period to $98.60 at period-end on September 30, 2021.
For the period as a whole, lower-quality loans outperformed higher quality issues, with BBB, BB, B, CCC and D-rated (defaulted) loans in the S&P/LSTA Leveraged Loan Index (the Index), a broad measure of the asset class, returning 4.02%, 5.24%, 8.27%, 22.65%, and 7.27%, respectively, and the Index overall returning 8.40% for the one-year period.
Fund Performance
For the 12-month period ended September 30, 2021, Calvert Floating-Rate Advantage Fund (the Fund) returned 6.99% for Class A shares at net asset value (NAV), underperforming its benchmark, the Index, which returned 8.40%.
The Index is unmanaged and returns do not reflect the effect of any applicable sales charges, commissions, expenses, or leverage.
The Fund’s underweight position, relative to the Index, in CCC rated loans detracted from performance versus the Index as CCC loans rallied during the period. The Fund’s avoidance of loans issued by the oil and gas industry also hurt relative returns; those loans performed strongly as energy demand and prices recovered during the period from pandemic-induced lows in the first half of 2020.
In terms of loan selections, the Fund’s avoidance of an airline operator’s loan that appreciated during the period detracted from the Fund’s performance versus the Index, as business and leisure travel bookings increased significantly after coming to a near-halt in the early days of the pandemic. Loan selections in the business equipment and services, electronics/electrical, and health care industries hurt relative Fund returns as well.
In contrast, the Fund’s use of investment leverage, which is not employed by the Index, contributed to performance relative to the Index during the period. The Fund uses leverage to achieve additional exposure to the loan market, and thus magnify exposure to the Fund’s underlying investments in both up and down market environments. During a period when loan prices generally rose, leverage magnified the increase in value of the Fund’s underlying holdings.
The Fund’s underweight allocation to the utilities sector also contributed to relative performance. The sector underperformed the Index as investors favored more cyclical industries that appeared to offer greater growth potential during the global economic recovery that occurred during the period.
With regard to loan selections, the Fund’s overweight position in a home furnishings industry loan that rallied back during the period from a previous decline in value contributed to the Fund’s performance versus the Index. Loan selections in the leisure goods/activities/movies and the aerospace and defense industries boosted relative returns as well.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.

Calvert
Floating-Rate Advantage Fund
September 30, 2021
Performance

Portfolio Managers Craig P. Russ, Catherine C. McDermott and Andrew N. Sveen, CFA each of Calvert Research and Management
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	10/10/2017	10/10/2017	6.99%	—%	2.88%
Class A with 3.75% Maximum Sales Charge	—	—	2.97	—	1.90
Class I at NAV	10/10/2017	10/10/2017	7.25	—	3.10
Class R6 at NAV	10/10/2017	10/10/2017	7.26	—	3.09

S&P/LSTA Leveraged Loan Index	—	—	8.40%	4.58%	4.37%

% Total Annual Operating Expense Ratios[3]	Class A	Class I	Class R6
Gross	1.78%	1.53%	1.44%
Net	1.49	1.24	1.24

% Total Leverage[4]
Borrowings	16.61%
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class I	$250,000	10/10/2017	$282,245	N.A.
Class R6	$1,000,000	10/10/2017	$1,128,746	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.

Calvert
Floating-Rate Advantage Fund
September 30, 2021
Fund Profile

Credit Quality (% of bond and loan holdings)*

* Ratings are categorized using S&P Global Ratings (“S&P”). Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by S&P.
Top 10 Sectors (% of total investments)*
Electronics/Electrical	21.4%
Health Care	12.2
Business Equipment and Services	7.4
Industrial Equipment	5.4
Building and Development	4.8
Chemicals and Plastics	4.1
Automotive	4.0
Telecommunications	3.2
Insurance	2.7
Radio and Television	2.7
Total	67.9%

*	Excludes cash and cash equivalents.

See Endnotes and Additional Disclosures in this report.

Calvert
Floating-Rate Advantage Fund
September 30, 2021
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	S&P/LSTA Leveraged Loan Index is an unmanaged index of the institutional leveraged loan market. S&P/LSTA Leveraged Loan indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® is a registered trademark of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); LSTA is a trademark of Loan Syndications and Trading Association, Inc. S&P DJI, Dow Jones, their respective affiliates and their third party licensors do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.
[3]	Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 1/31/22. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.
[4]	Total leverage is shown as a percentage of the Fund’s aggregate net assets plus borrowings outstanding. The Fund employs leverage through borrowings. Use of leverage creates an opportunity for income, but creates risks including greater volatility of NAV. The cost of borrowings rises and falls with changes in short-term interest rates. The Fund may be required to maintain prescribed asset coverage for its borrowings and may be required to reduce its borrowings at an inopportune time.
Fund profile subject to change due to active management.

Calvert
Floating-Rate Advantage Fund
September 30, 2021
Fund Expenses

Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2021 to September 30, 2021).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.
	Beginning Account Value (4/1/21)	Ending Account Value (9/30/21)	Expenses Paid During Period* (4/1/21 – 9/30/21)	Annualized Expense Ratio
Actual
Class A	$1,000.00	$1,021.70	$6.54 **	1.29%
Class I	$1,000.00	$1,022.90	$5.27 **	1.04%
Class R6	$1,000.00	$1,023.00	$5.32 **	1.05%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.60	$6.53 **	1.29%
Class I	$1,000.00	$1,019.85	$5.27 **	1.04%
Class R6	$1,000.00	$1,019.80	$5.32 **	1.05%

*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2021.
**	Absent a waiver and/or reimbursement of expenses by an affiliate, expenses would be higher.

Calvert
Floating-Rate Advantage Fund
September 30, 2021
Schedule of Investments

Common Stocks — 0.1%

Security	Shares	Value
Containers & Packaging — 0.0%(1)
LG Newco Holdco, Inc.(2)(3)	6,015	$ 26,817
		$ 26,817
Electronics/Electrical — 0.1%
Skillsoft Corp.(2)(3)(4)(5)	5,981	$ 69,440
		$ 69,440
Total Common Stocks (identified cost $68,832)		$ 96,257

Corporate Bonds — 7.1%

Security	Principal Amount (000's omitted)	Value
Air Transport — 0.6%
Air Canada, 3.875%, 8/15/26(6)	$125	$ 126,287
American Airlines, Inc./AAdvantage Loyalty IP, Ltd.:
5.50%, 4/20/26(6)	250	263,125
5.75%, 4/20/29(6)	200	215,750
Delta Air Lines, Inc., 7.00%, 5/1/25(6)	50	58,332
Delta Air Lines, Inc./SkyMiles IP, Ltd., 4.75%, 10/20/28(6)	100	111,562
		$ 775,056
Automotive — 0.2%
Clarios Global, L.P.:
6.25%, 5/15/26(6)	$22	$ 23,142
6.75%, 5/15/25(6)	22	23,238
Tenneco, Inc., 5.125%, 4/15/29(6)	150	153,562
		$ 199,942
Building and Development — 1.0%
American Builders & Contractors Supply Co., Inc., 4.00%, 1/15/28(6)	$1,025	$ 1,048,062
Cushman & Wakefield US Borrower, LLC, 6.75%, 5/15/28(6)	50	54,313
Park Intermediate Holdings, LLC/PK Domestic Property, LLC/PK Finance Co-Issuer, 5.875%, 10/1/28(6)	100	105,867
		$ 1,208,242
Business Equipment and Services — 0.5%
Corelogic, Inc., 4.50%, 5/1/28(6)	$75	$ 74,625
Garda World Security Corp., 4.625%, 2/15/27(6)	75	75,094
Prime Security Services Borrower, LLC/Prime Finance, Inc., 5.75%, 4/15/26(6)	75	81,226
WASH Multifamily Acquisition, Inc., 5.75%, 4/15/26(6)	350	365,916
		$ 596,861
Security	Principal Amount (000's omitted)	Value
Cable and Satellite Television — 0.1%
Virgin Media Secured Finance PLC, 4.50%, 8/15/30(6)	$75	$ 76,313
		$ 76,313
Chemicals and Plastics — 0.1%
Olympus Water US Holding Corp., 4.25%, 10/1/28(6)(7)	$125	$ 123,342
		$ 123,342
Containers and Glass Products — 0.0%
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC, 4.00%, 10/15/27(6)	$75	$ 74,346
		$ 74,346
Cosmetics/Toiletries — 0.0%(1)
Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc., 5.00%, 12/31/26(6)	$25	$ 25,000
		$ 25,000
Drugs — 0.4%
Jazz Securities DAC, 4.375%, 1/15/29(6)	$550	$ 570,652
		$ 570,652
Ecological Services and Equipment — 0.6%
GFL Environmental, Inc., 4.25%, 6/1/25(6)	$75	$ 77,438
Madison IAQ, LLC, 4.125%, 6/30/28(6)	650	650,822
		$ 728,260
Electronics/Electrical — 0.3%
Imola Merger Corp., 4.75%, 5/15/29(6)	$300	$ 310,731
LogMeIn, Inc., 5.50%, 9/1/27(6)	75	76,406
		$ 387,137
Financial Intermediaries — 0.2%
AG Issuer, LLC, 6.25%, 3/1/28(6)	$225	$ 236,292
		$ 236,292
Food, Beverage & Tobacco — 0.1%
Del Monte Foods, Inc., 11.875%, 5/15/25(6)	$100	$ 112,901
		$ 112,901
Health Care — 1.2%
HCA, Inc., 5.25%, 4/15/25	$750	$ 850,547
Mozart Debt Merger Sub, Inc., 3.875%, 4/1/29(6)(7)	600	600,000
RP Escrow Issuer, LLC, 5.25%, 12/15/25(6)	25	25,751
		$ 1,476,298

See Notes to Financial Statements.

Calvert
Floating-Rate Advantage Fund
September 30, 2021
Schedule of Investments — continued

Security	Principal Amount (000's omitted)	Value
Industrial Equipment — 0.5%
Clark Equipment Co., 5.875%, 6/1/25(6)	$25	$ 26,200
Engineered Machinery Holdings, Inc., 4.50%, 5/19/28	448	448,125
Pactiv Evergreen Group Issuer, LLC/Pactiv Evergreen Group Issuer, Inc., 4.375%, 10/15/28(6)	150	150,750
Vertical US Newco, Inc., 5.25%, 7/15/27(6)	50	52,461
		$ 677,536
Leisure Goods/Activities/Movies — 0.0%(1)
Six Flags Theme Parks, Inc., 7.00%, 7/1/25(6)	$25	$ 26,656
		$ 26,656
Radio and Television — 0.2%
Diamond Sports Group, LLC/Diamond Sports Finance Co., 5.375%, 8/15/26(6)	$125	$ 82,656
iHeartCommunications, Inc.:
4.75%, 1/15/28(6)	25	25,794
5.25%, 8/15/27(6)	25	26,008
Univision Communications, Inc., 4.50%, 5/1/29(6)	150	152,625
		$ 287,083
Retailers (Except Food and Drug) — 0.0%(1)
PetSmart, Inc./PetSmart Finance Corp., 4.75%, 2/15/28(6)	$25	$ 25,719
		$ 25,719
Technology — 0.3%
Boxer Parent Co., Inc., 7.125%, 10/2/25(6)	$50	$ 53,430
Clarivate Science Holdings Corp., 3.875%, 7/1/28(6)	200	200,250
Veritas US, Inc./Veritas Bermuda, Ltd., 7.50%, 9/1/25(6)	100	104,125
		$ 357,805
Telecommunications — 0.8%
Lumen Technologies, Inc., 4.00%, 2/15/27(6)	$875	$ 895,168
Vmed O2 UK Financing I PLC, 4.25%, 1/31/31(6)	125	124,844
		$ 1,020,012
Total Corporate Bonds (identified cost $8,803,656)		$ 8,985,453

Exchange-Traded Funds — 0.7%

Security	Shares	Value
Equity Funds — 0.7%
Invesco Senior Loan ETF	16,100	$ 355,971
SPDR Blackstone Senior Loan ETF	10,750	494,715
Total Exchange-Traded Funds (identified cost $866,581)		$ 850,686

Preferred Stocks — 0.1%

Security	Shares	Value
Containers & Packaging — 0.1%
LG Newco Holdco, Inc.(2)(3)	910	$ 93,714
Total Preferred Stocks (identified cost $47,767)		$ 93,714

Senior Floating Rate Loans — 112.8%(8)

Borrower/Description	Principal Amount (000's omitted)	Value
Aerospace and Defense — 1.2%
Dynasty Acquisition Co., Inc.:
Term Loan, 3.632%, (3 mo. USD LIBOR + 3.50%), 4/6/26	$519	$ 508,291
Term Loan, 3.632%, (3 mo. USD LIBOR + 3.50%), 4/6/26	279	273,669
WP CPP Holdings, LLC, Term Loan, 4.75%, (3 mo. USD LIBOR + 3.75%, Floor 1.00%), 4/30/25	688	670,400
		$ 1,452,360
Air Transport — 1.7%
AAdvantage Loyalty IP, Ltd., Term Loan, 5.50%, (3 mo. USD LIBOR + 4.75%, Floor 0.75%), 4/20/28	$625	$ 646,741
Air Canada, Term Loan, 4.25%, (3 mo. USD LIBOR + 3.50%, Floor 0.75%), 8/11/28	400	402,250
Brown Group Holding, LLC, Term Loan, 3.25%, (3 mo. USD LIBOR + 2.75%, Floor 0.50%), 6/7/28	164	163,596
SkyMiles IP, Ltd., Term Loan, 4.75%, (3 mo. USD LIBOR + 3.75%, Floor 1.00%), 10/20/27	850	904,878
		$ 2,117,465
Automotive — 4.9%
Adient US, LLC, Term Loan, 3.584%, (1 mo. USD LIBOR + 3.50%), 4/8/28	$125	$ 124,877
American Axle and Manufacturing, Inc., Term Loan, 3.00%, (1 mo. USD LIBOR + 2.25%, Floor 0.75%), 4/6/24	357	357,641
Autokiniton US Holdings, Inc., Term Loan, 5.00%, (3 mo. USD LIBOR + 4.50%, Floor 0.50%), 4/6/28	748	749,872

See Notes to Financial Statements.

Calvert
Floating-Rate Advantage Fund
September 30, 2021
Schedule of Investments — continued

Borrower/Description	Principal Amount (000's omitted)	Value
Automotive (continued)
Belron Finance US, LLC, Term Loan, 3.25%, (3 mo. USD LIBOR + 2.75%, Floor 0.50%), 4/13/28	$124	$ 124,116
Bright Bidco B.V., Term Loan, 4.50%, (3 mo. USD LIBOR + 3.50%, Floor 1.00%), 6/30/24	166	133,129
Chassix, Inc., Term Loan, 6.50%, (3 mo. USD LIBOR + 5.50%, Floor 1.00%), 11/15/23	647	638,558
Clarios Global, L.P., Term Loan, 3.334%, (1 mo. USD LIBOR + 3.25%), 4/30/26	684	681,753
Dayco Products, LLC, Term Loan, 4.371%, (3 mo. USD LIBOR + 4.25%), 5/19/23	498	485,761
Gates Global, LLC, Term Loan, 3.25%, (1 mo. USD LIBOR + 2.50%, Floor 0.75%), 3/31/27	753	752,751
Les Schwab Tire Centers, Term Loan, 4.00%, (6 mo. USD LIBOR + 3.25%, Floor 0.75%), 11/2/27	546	546,899
MajorDrive Holdings IV, LLC, Term Loan, 4.50%, (3 mo. USD LIBOR + 4.00%, Floor 0.50%), 5/12/28	100	100,077
Tenneco, Inc., Term Loan, 3.084%, (1 mo. USD LIBOR + 3.00%), 10/1/25	495	491,597
Thor Industries, Inc., Term Loan, 3.125%, (1 mo. USD LIBOR + 3.00%), 2/1/26	110	110,392
TI Group Automotive Systems, LLC, Term Loan, 3.75%, (3 mo. USD LIBOR + 3.25%, Floor 0.50%), 12/16/26	99	99,811
Truck Hero, Inc., Term Loan, 4.00%, (1 mo. USD LIBOR + 3.25%, Floor 0.75%), 1/31/28	597	596,440
Wheel Pros, Inc., Term Loan, 5.25%, (1 mo. USD LIBOR + 4.50%, Floor 0.75%), 5/11/28	150	150,153
		$ 6,143,827
Beverage and Tobacco — 0.4%
Triton Water Holdings, Inc., Term Loan, 4.00%, (3 mo. USD LIBOR + 3.50%, Floor 0.50%), 3/31/28	$474	$ 473,739
		$ 473,739
Brokerage/Securities Dealers/Investment Houses — 0.6%
Advisor Group, Inc., Term Loan, 4.584%, (1 mo. USD LIBOR + 4.50%), 7/31/26	$569	$ 570,897
Clipper Acquisitions Corp., Term Loan, 1.833%, (1 mo. USD LIBOR + 1.75%), 3/3/28	224	221,823
		$ 792,720
Building and Development — 5.2%
Aegion Corporation, Term Loan, 5.50%, (3 mo. USD LIBOR + 4.75%, Floor 0.75%), 5/17/28	$375	$ 379,102
American Builders & Contractors Supply Co., Inc., Term Loan, 2.084%, (1 mo. USD LIBOR + 2.00%), 1/15/27	172	170,618
American Residential Services, LLC, Term Loan, 4.25%, (3 mo. USD LIBOR + 3.50%, Floor 0.75%), 10/15/27	748	748,583
Borrower/Description	Principal Amount (000's omitted)	Value
Building and Development (continued)
APi Group DE, Inc., Term Loan, 2.584%, (1 mo. USD LIBOR + 2.50%), 10/1/26	$816	$ 812,428
Beacon Roofing Supply, Inc., Term Loan, 2.334%, (1 mo. USD LIBOR + 2.25%), 5/19/28	150	148,930
Brookfield Property REIT, Inc., Term Loan, 2.584%, (1 mo. USD LIBOR + 2.50%), 8/27/25	243	240,025
Core & Main L.P., Term Loan, 2.586%, (1 mo. USD LIBOR + 2.50%), 7/27/28	250	249,427
CPG International, Inc., Term Loan, 3.25%, (3 mo. USD LIBOR + 2.50%, Floor 0.75%), 5/5/24	1,350	1,352,170
Cushman & Wakefield U.S. Borrower, LLC, Term Loan, 2.834%, (1 mo. USD LIBOR + 2.75%), 8/21/25	513	508,862
Foundation Building Materials Holding Company, LLC, Term Loan, 3.75%, (3 mo. USD LIBOR + 3.25%, Floor 0.50%), 2/3/28	249	248,050
MI Windows and Doors, LLC, Term Loan, 4.50%, (1 mo. USD LIBOR + 3.75%, Floor 0.75%), 12/18/27	475	476,740
Northstar Group Services, Inc., Term Loan, 6.50%, (1 mo. USD LIBOR + 5.50%, Floor 1.00%), 11/12/26	147	147,923
RE/MAX International, Inc., Term Loan, 3.00%, (3 mo. USD LIBOR + 2.50%, Floor 0.50%), 7/21/28	274	273,198
Standard Industries, Inc., Term Loan, 9/22/28(9)	350	350,632
Werner FinCo L.P., Term Loan, 5.00%, (3 mo. USD LIBOR + 4.00%, Floor 1.00%), 7/24/24	192	192,963
WireCo WorldGroup, Inc., Term Loan, 6.00%, (6 mo. USD LIBOR + 5.00%, Floor 1.00%), 9/30/23	193	193,705
		$ 6,493,356
Business Equipment and Services — 8.9%
AlixPartners, LLP, Term Loan, 3.25%, (1 mo. USD LIBOR + 2.75%, Floor 0.50%), 2/4/28	$423	$ 422,108
AppLovin Corporation, Term Loan, 3.334%, (1 mo. USD LIBOR + 3.25%), 8/15/25	463	463,025
Asplundh Tree Expert, LLC, Term Loan, 1.834%, (1 mo. USD LIBOR + 1.75%), 9/7/27	742	740,334
Brand Energy & Infrastructure Services, Inc., Term Loan, 5.25%, (3 mo. USD LIBOR + 4.25%, Floor 1.00%), 6/21/24	192	190,710
Camelot U.S. Acquisition 1 Co.:
Term Loan, 3.084%, (1 mo. USD LIBOR + 3.00%), 10/30/26	123	122,621
Term Loan, 4.00%, (1 mo. USD LIBOR + 3.00%, Floor 1.00%), 10/30/26	372	373,661
Cast and Crew Payroll, LLC, Term Loan, 3.834%, (1 mo. USD LIBOR + 3.75%), 2/9/26	398	396,747
Deerfield Dakota Holding, LLC, Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), 4/9/27	370	371,866
Employbridge, LLC, Term Loan, 5.50%, (3 mo. USD LIBOR + 4.75%, Floor 0.75%), 7/14/28	400	397,625

See Notes to Financial Statements.

Calvert
Floating-Rate Advantage Fund
September 30, 2021
Schedule of Investments — continued

Borrower/Description	Principal Amount (000's omitted)	Value
Business Equipment and Services (continued)
Endure Digital, Inc., Term Loan, 4.25%, (3 mo. USD LIBOR + 3.50%, Floor 0.75%), 2/10/28	$798	$ 794,509
First Advantage Holdings, LLC, Term Loan, 2.834%, (1 mo. USD LIBOR + 2.75%), 1/31/27	294	293,705
Foundational Education Group, Inc., Term Loan, 8/31/28(9)	400	399,500
Garda World Security Corporation, Term Loan, 4.34%, (1 mo. USD LIBOR + 4.25%), 10/30/26	353	353,911
Greeneden U.S. Holdings II, LLC, Term Loan, 4.75%, (1 mo. USD LIBOR + 4.00%, Floor 0.75%), 12/1/27	698	701,090
Hillman Group, Inc. (The):
Term Loan, 7/14/28(9)	282	281,739
Term Loan, 7/14/28(9)	68	67,482
Intrado Corporation, Term Loan, 5.00%, (USD LIBOR + 4.00%, Floor 1.00%), 10/10/24(10)	216	212,734
IRI Holdings, Inc., Term Loan, 4.334%, (1 mo. USD LIBOR + 4.25%), 12/1/25	563	563,321
KAR Auction Services, Inc., Term Loan, 2.375%, (1 mo. USD LIBOR + 2.25%), 9/19/26	49	48,265
KUEHG Corp., Term Loan, 4.75%, (3 mo. USD LIBOR + 3.75%, Floor 1.00%), 2/21/25	262	260,050
MedAssets Software Intermediate Holdings, Inc., Term Loan, 4.50%, (6 mo. USD LIBOR + 3.75%, Floor 0.75%), 1/28/28	249	249,726
Nielsen Consumer, Inc., Term Loan, 4.084%, (1 mo. USD LIBOR + 4.00%), 3/6/28	75	74,923
Outfront Media Capital, LLC, Term Loan, 1.836%, (1 mo. USD LIBOR + 1.75%), 11/18/26	75	74,121
Packaging Coordinators Midco, Inc., Term Loan, 4.25%, (3 mo. USD LIBOR + 3.50%, Floor 0.75%), 11/30/27	623	624,680
Prime Security Services Borrower, LLC, Term Loan, 3.50%, (USD LIBOR + 2.75%, Floor 0.75%), 9/23/26(10)	353	353,240
Rockwood Service Corporation, Term Loan, 4.084%, (1 mo. USD LIBOR + 4.00%), 1/23/27	289	290,592
SMG US Midco 2, Inc., Term Loan, 2.616%, (USD LIBOR + 2.50%), 1/23/25(10)	241	237,707
Sotheby's, Term Loan, 5.00%, (3 mo. USD LIBOR + 4.50%, Floor 0.50%), 1/15/27	138	138,226
Spin Holdco, Inc., Term Loan, 4.75%, (3 mo. USD LIBOR + 4.00%, Floor 0.75%), 3/4/28	923	926,291
Tempo Acquisition, LLC, Term Loan, 3.75%, (1 mo. USD LIBOR + 3.25%, Floor 0.50%), 11/2/26	693	695,628
Trans Union, LLC, Term Loan, 1.834%, (1 mo. USD LIBOR + 1.75%), 11/16/26	65	64,405
		$ 11,184,542
Cable and Satellite Television — 2.9%
Charter Communications Operating, LLC, Term Loan, 1.84%, (1 mo. USD LIBOR + 1.75%), 2/1/27	$491	$ 488,660
Borrower/Description	Principal Amount (000's omitted)	Value
Cable and Satellite Television (continued)
CSC Holdings, LLC:
Term Loan, 2.334%, (1 mo. USD LIBOR + 2.25%), 7/17/25	$393	$ 388,279
Term Loan, 2.584%, (1 mo. USD LIBOR + 2.50%), 4/15/27	498	492,500
Telenet Financing USD, LLC, Term Loan, 2.084%, (1 mo. USD LIBOR + 2.00%), 4/30/28	275	272,272
UPC Broadband Holding B.V., Term Loan, 2.334%, (1 mo. USD LIBOR + 2.25%), 4/30/28	650	644,487
UPC Financing Partnership, Term Loan, 3.084%, (1 mo. USD LIBOR + 3.00%), 1/31/29	475	474,505
Virgin Media Bristol, LLC:
Term Loan, 2.584%, (1 mo. USD LIBOR + 2.50%), 1/31/28	600	596,666
Term Loan, 3.334%, (1 mo. USD LIBOR + 3.25%), 1/31/29	325	325,542
		$ 3,682,911
Chemicals and Plastics — 5.1%
Atotech B.V., Term Loan, 3.00%, (3 mo. USD LIBOR + 2.50%, Floor 0.50%), 3/18/28	$823	$ 822,732
Illuminate Buyer, LLC, Term Loan, 3.584%, (1 mo. USD LIBOR + 3.50%), 6/30/27	449	449,180
LSF11 Skyscraper Holdco S.a.r.l., Term Loan, 4.25%, (3 mo. USD LIBOR + 3.50%, Floor 0.75%), 9/29/27	299	299,061
Messer Industries GmbH, Term Loan, 2.632%, (3 mo. USD LIBOR + 2.50%), 3/1/26	441	439,410
Minerals Technologies, Inc., Term Loan, 3.00%, (1 mo. USD LIBOR + 2.25%, Floor 0.75%), 2/14/24	503	504,680
Momentive Performance Materials, Inc., Term Loan, 3.34%, (1 mo. USD LIBOR + 3.25%), 5/15/24	342	342,018
NIC Acquisition Corp., Term Loan, 4.50%, (3 mo. USD LIBOR + 3.75%, Floor 0.75%), 12/29/27	373	372,425
PMHC II, Inc., Term Loan, 4.50%, (12 mo. USD LIBOR + 3.50%, Floor 1.00%), 3/31/25	416	414,133
Pregis TopCo Corporation, Term Loan, 4.084%, (1 mo. USD LIBOR + 4.00%), 7/31/26	396	397,093
Pretium PKG Holdings, Inc., Term Loan, 10/2/28(9)	125	125,338
Rohm Holding GmbH, Term Loan, 4.904%, (6 mo. USD LIBOR + 4.75%), 7/31/26	649	648,683
Solenis Holdings, LLC, Term Loan, 4.084%, (1 mo. USD LIBOR + 4.00%), 6/26/25	497	496,906
Starfruit Finco B.V., Term Loan, 2.832%, (USD LIBOR + 2.75%), 10/1/25(10)	411	409,194
Trinseo Materials Operating S.C.A., Term Loan, 2.084%, (1 mo. USD LIBOR + 2.00%), 9/6/24	495	493,274
W.R. Grace & Co.-Conn., Term Loan, 9/22/28(9)	225	226,055
		$ 6,440,182

See Notes to Financial Statements.

Calvert
Floating-Rate Advantage Fund
September 30, 2021
Schedule of Investments — continued

Borrower/Description	Principal Amount (000's omitted)	Value
Containers and Glass Products — 1.5%
Berlin Packaging, LLC, Term Loan, 4.25%, (USD LIBOR + 3.75%, Floor 0.50%), 3/11/28(10)	$375	$ 374,632
Berry Global, Inc., Term Loan, 1.856%, (2 mo. USD LIBOR + 1.75%), 7/1/26	66	65,736
Flex Acquisition Company, Inc., Term Loan, 4.00%, (3 mo. USD LIBOR + 3.50%, Floor 0.50%), 2/23/28	579	578,808
Libbey Glass, Inc., Term Loan, 11.00%, (3 mo. USD LIBOR + 10.00%, Floor 1.00%), 11/13/25	186	193,902
Proampac PG Borrower, LLC, Term Loan, 4.50%, (USD LIBOR + 3.75%, Floor 0.75%), 11/3/25(10)	299	299,545
Reynolds Group Holdings, Inc.:
Term Loan, 3.334%, (1 mo. USD LIBOR + 3.25%), 2/5/26	149	148,038
Term Loan, 4.00%, (1 mo. USD LIBOR + 3.50%, Floor 0.50%), 9/20/28	200	199,859
		$ 1,860,520
Cosmetics/Toiletries — 0.2%
Kronos Acquisition Holdings, Inc., Term Loan, 4.25%, (1 mo. USD LIBOR + 3.75%, Floor 0.50%), 12/22/26	$248	$ 242,790
		$ 242,790
Drugs — 2.7%
Cambrex Corporation, Term Loan, 4.25%, (1 mo. USD LIBOR + 3.50%, Floor 0.75%), 12/4/26	$397	$ 397,993
Catalent Pharma Solutions, Inc., Term Loan, 2.50%, (1 mo. USD LIBOR + 2.00%, Floor 0.50%), 2/22/28	520	521,109
Curia Global, Inc., Term Loan, 4.50%, (3 mo. USD LIBOR + 3.75%, Floor 0.75%), 8/30/26	842	843,913
Elanco Animal Health Incorporated, Term Loan, 1.836%, (1 mo. USD LIBOR + 1.75%), 8/1/27	145	143,307
Grifols Worldwide Operations USA, Inc., Term Loan, 2.072%, (1 week USD LIBOR + 2.00%), 11/15/27	49	48,398
Horizon Therapeutics USA, Inc., Term Loan, 2.50%, (1 mo. USD LIBOR + 2.00%, Floor 0.50%), 3/15/28	249	248,646
Jazz Financing Lux S.a.r.l., Term Loan, 4.00%, (1 mo. USD LIBOR + 3.50%, Floor 0.50%), 5/5/28	249	249,999
PPD, Inc., Term Loan, 2.50%, (1 mo. USD LIBOR + 2.00%, Floor 0.50%), 1/13/28	935	934,890
		$ 3,388,255
Ecological Services and Equipment — 1.0%
Clean Harbors, Inc., Term Loan, 9/21/28(9)	$100	$ 100,219
GFL Environmental, Inc., Term Loan, 3.50%, (3 mo. USD LIBOR + 3.00%, Floor 0.50%), 5/30/25	709	711,091
US Ecology Holdings, Inc., Term Loan, 2.584%, (1 mo. USD LIBOR + 2.50%), 11/1/26	491	491,148
		$ 1,302,458
Borrower/Description	Principal Amount (000's omitted)	Value
Electronics/Electrical — 26.9%
Applied Systems, Inc., Term Loan, 3.75%, (3 mo. USD LIBOR + 3.25%, Floor 0.50%), 9/19/24	$1,058	$ 1,059,513
Aptean, Inc.:
Term Loan, 4.334%, (1 mo. USD LIBOR + 4.25%), 4/23/26	395	394,443
Term Loan - Second Lien, 7.75%, (1 mo. USD LIBOR + 7.00%, Floor 0.75%), 4/23/27	300	299,250
Astra Acquisition Corp., Term Loan, 5.50%, (1 mo. USD LIBOR + 4.75%, Floor 0.75%), 3/1/27	645	648,484
Banff Merger Sub, Inc., Term Loan, 3.882%, (3 mo. USD LIBOR + 3.75%), 10/2/25	1,157	1,152,365
Barracuda Networks, Inc., Term Loan, 4.50%, (3 mo. USD LIBOR + 3.75%, Floor 0.75%), 2/12/25	647	649,563
CentralSquare Technologies, LLC, Term Loan, 3.882%, (3 mo. USD LIBOR + 3.75%), 8/29/25	449	417,707
Cloudera, Inc.:
Term Loan, 8/10/28(9)	550	550,172
Term Loan - Second Lien, 8/10/29(9)	150	150,000
CommScope, Inc., Term Loan, 3.334%, (1 mo. USD LIBOR + 3.25%), 4/6/26	786	782,900
ConnectWise, LLC, Term Loan, 9/29/28(9)	500	499,500
Constant Contact, Inc., Term Loan, 4.75%, (3 mo. USD LIBOR + 4.00%, Floor 0.75%), 2/10/28	449	449,581
CPI International, Inc., Term Loan, 4.50%, (1 mo. USD LIBOR + 3.50%, Floor 1.00%), 7/26/24	113	113,091
Cvent, Inc., Term Loan, 3.834%, (1 mo. USD LIBOR + 3.75%), 11/29/24	248	247,430
Delta TopCo, Inc., Term Loan, 4.50%, (3 mo. USD LIBOR + 3.75%, Floor 0.75%), 12/1/27	349	350,034
DG Investment Intermediate Holdings 2, Inc.:
Term Loan, 4.443%, (1 mo. USD LIBOR + 3.75%, Floor 0.75%), 3/31/28(11)	86	86,766
Term Loan, 4.50%, (1 mo. USD LIBOR + 3.75%, Floor 0.75%), 3/31/28	412	414,227
E2open, LLC, Term Loan, 3.75%, (3 mo. USD LIBOR + 3.25%, Floor 0.50%), 2/4/28	549	549,436
ECI Macola Max Holdings, LLC, Term Loan, 4.50%, (3 mo. USD LIBOR + 3.75%, Floor 0.75%), 11/9/27	621	621,493
Electro Rent Corporation, Term Loan, 6.00%, (3 mo. USD LIBOR + 5.00%, Floor 1.00%), 1/31/24	597	598,235
Epicor Software Corporation, Term Loan, 4.00%, (1 mo. USD LIBOR + 3.25%, Floor 0.75%), 7/30/27	1,397	1,397,946
EXC Holdings III Corp., Term Loan, 4.50%, (3 mo. USD LIBOR + 3.50%, Floor 1.00%), 12/2/24	761	764,476
Finastra USA, Inc., Term Loan, 4.50%, (6 mo. USD LIBOR + 3.50%, Floor 1.00%), 6/13/24	910	903,979
Fiserv Investment Solutions, Inc., Term Loan, 4.155%, (3 mo. USD LIBOR + 4.00%), 2/18/27	346	346,543

See Notes to Financial Statements.

Calvert
Floating-Rate Advantage Fund
September 30, 2021
Schedule of Investments — continued

Borrower/Description	Principal Amount (000's omitted)	Value
Electronics/Electrical (continued)
Hyland Software, Inc., Term Loan, 4.25%, (1 mo. USD LIBOR + 3.50%, Floor 0.75%), 7/1/24	$1,287	$ 1,290,813
IGT Holding IV AB, Term Loan, 4.25%, (3 mo. USD LIBOR + 3.75%, Floor 0.50%), 3/31/28	547	549,302
Imperva, Inc., Term Loan, 5.00%, (3 mo. USD LIBOR + 4.00%, Floor 1.00%), 1/12/26	574	576,086
Imprivata, Inc., Term Loan, 4.00%, (3 mo. USD LIBOR + 3.50%, Floor 0.50%), 12/1/27	323	323,820
Informatica, LLC:
Term Loan, 3.334%, (1 mo. USD LIBOR + 3.25%), 2/25/27	888	885,730
Term Loan - Second Lien, 2/25/25(9)	750	762,188
Liftoff Mobile, Inc., Term Loan, 10/2/28(9)	500	499,219
LogMeIn, Inc., Term Loan, 4.833%, (1 mo. USD LIBOR + 4.75%), 8/31/27	573	573,025
MA FinanceCo., LLC, Term Loan, 5.25%, (3 mo. USD LIBOR + 4.25%, Floor 1.00%), 6/5/25	171	172,091
Magenta Buyer, LLC:
Term Loan, 5.75%, (3 mo. USD LIBOR + 5.00%, Floor 0.75%), 7/27/28	975	976,463
Term Loan - Second Lien, 9.00%, (3 mo. USD LIBOR + 8.25%, Floor 0.75%), 7/27/29	175	174,781
Marcel LUX IV S.a.r.l., Term Loan, 3.334%, (1 mo. USD LIBOR + 3.25%), 3/15/26	345	344,279
MaxLinear, Inc., Term Loan, 2.75%, (1 mo. USD LIBOR + 2.25%, Floor 0.50%), 6/23/28	141	140,481
Milano Acquisition Corp., Term Loan, 4.75%, (3 mo. USD LIBOR + 4.00%, Floor 0.75%), 10/1/27	1,145	1,149,032
Mirion Technologies, Inc., Term Loan, 4.084%, (3 mo. USD LIBOR + 4.00%), 3/6/26	99	99,294
NCR Corporation, Term Loan, 2.63%, (3 mo. USD LIBOR + 2.50%), 8/28/26	120	119,038
Panther Commercial Holdings L.P., Term Loan, 4.75%, (3 mo. USD LIBOR + 4.25%, Floor 0.50%), 1/7/28	723	726,803
Polaris Newco, LLC, Term Loan, 4.50%, (6 mo. USD LIBOR + 4.00%, Floor 0.50%), 6/2/28	425	426,434
Proofpoint, Inc., Term Loan, 3.75%, (3 mo. USD LIBOR + 3.25%, Floor 0.50%), 8/31/28	450	448,000
Rackspace Technology Global, Inc., Term Loan, 3.50%, (3 mo. USD LIBOR + 2.75%, Floor 0.75%), 2/15/28	398	395,400
Realpage, Inc., Term Loan, 3.75%, (1 mo. USD LIBOR + 3.25%, Floor 0.50%), 4/24/28	975	972,895
Recorded Books, Inc., Term Loan, 4.083%, (1 mo. USD LIBOR + 4.00%), 8/29/25	500	501,094
Redstone Holdco 2 L.P., Term Loan, 5.50%, (3 mo. USD LIBOR + 4.75%, Floor 0.75%), 4/27/28	500	493,542
Renaissance Holding Corp., Term Loan, 3.334%, (1 mo. USD LIBOR + 3.25%), 5/30/25	479	475,184
Borrower/Description	Principal Amount (000's omitted)	Value
Electronics/Electrical (continued)
Skillsoft Corporation, Term Loan, 5.50%, (3 mo. USD LIBOR + 4.75%, Floor 0.75%), 6/30/28	$50	$ 50,281
Sophia, L.P., Term Loan, 4.50%, (3 mo. USD LIBOR + 3.75%, Floor 0.75%), 10/7/27	1,167	1,172,960
SurveyMonkey, Inc., Term Loan, 3.83%, (1 week USD LIBOR + 3.75%), 10/10/25	495	493,661
Symplr Software, Inc., Term Loan, 5.25%, (3 mo. USD LIBOR + 4.50%, Floor 0.75%), 12/22/27	298	299,881
Thoughtworks, Inc., Term Loan, 3.50%, (1 mo. USD LIBOR + 3.00%, Floor 0.50%), 3/23/28	385	385,174
Tibco Software, Inc.:
Term Loan, 3.84%, (1 mo. USD LIBOR + 3.75%), 6/30/26	610	609,173
Term Loan - Second Lien, 7.34%, (1 mo. USD LIBOR + 7.25%), 3/3/28	406	411,322
TTM Technologies, Inc., Term Loan, 2.586%, (1 mo. USD LIBOR + 2.50%), 9/28/24	101	101,002
Ultimate Software Group, Inc. (The):
Term Loan, 3.834%, (1 mo. USD LIBOR + 3.75%), 5/4/26	417	418,451
Term Loan, 4.00%, (3 mo. USD LIBOR + 3.25%, Floor 0.75%), 5/4/26	421	422,125
Ultra Clean Holdings, Inc., Term Loan, 3.834%, (1 mo. USD LIBOR + 3.75%), 8/27/25	499	500,090
Valkyr Purchaser, LLC, Term Loan, 4.75%, (3 mo. USD LIBOR + 4.00%, Floor 0.75%), 10/29/27	208	208,578
Veritas US, Inc., Term Loan, 6.00%, (3 mo. USD LIBOR + 5.00%, Floor 1.00%), 9/1/25	272	273,957
Vision Solutions, Inc., Term Loan, 5.00%, (3 mo. USD LIBOR + 4.25%, Floor 0.75%), 4/24/28	550	549,828
VS Buyer, LLC, Term Loan, 3.084%, (1 mo. USD LIBOR + 3.00%), 2/28/27	963	961,164
Zebra Buyer, LLC, Term Loan, 4/21/28(9)	300	301,350
		$ 33,681,125
Equipment Leasing — 1.7%
Avolon TLB Borrower 1 (US), LLC:
Term Loan, 2.50%, (1 mo. USD LIBOR + 1.75%, Floor 0.75%), 1/15/25	$950	$ 946,947
Term Loan, 2.75%, (1 mo. USD LIBOR + 2.25%, Floor 0.50%), 12/1/27	198	198,810
Delos Finance S.a.r.l., Term Loan, 1.882%, (3 mo. USD LIBOR + 1.75%), 10/6/23	950	950,445
		$ 2,096,202
Financial Intermediaries — 3.0%
Apex Group Treasury, LLC, Term Loan, 4.25%, (3 mo. USD LIBOR + 3.75%, Floor 0.50%), 7/27/28	$500	$ 500,156
Aretec Group, Inc., Term Loan, 4.334%, (1 mo. USD LIBOR + 4.25%), 10/1/25	489	488,279

See Notes to Financial Statements.

Calvert
Floating-Rate Advantage Fund
September 30, 2021
Schedule of Investments — continued

Borrower/Description	Principal Amount (000's omitted)	Value
Financial Intermediaries (continued)
CoreLogic, Inc., Term Loan, 4.00%, (1 mo. USD LIBOR + 3.50%, Floor 0.50%), 6/2/28	$750	$ 749,156
Edelman Financial Center, LLC, Term Loan, 4.25%, (1 mo. USD LIBOR + 3.50%, Floor 0.75%), 4/7/28	599	598,447
FinCo I, LLC, Term Loan, 2.584%, (1 mo. USD LIBOR + 2.50%), 6/27/25	765	763,456
Focus Financial Partners, LLC:
Term Loan, 2.084%, (1 mo. USD LIBOR + 2.00%), 7/3/24	173	171,544
Term Loan, 2.50%, 6/24/28(11)	33	32,685
Term Loan, 3.00%, (1 mo. USD LIBOR + 2.50%, Floor 0.50%), 7/1/28	142	141,283
Mariner Wealth Advisors LLC:
Term Loan, 8/18/28(9)	12	12,469
Term Loan, 3.75%, (3 mo. USD LIBOR + 3.25%, Floor 0.50%), 8/18/28	87	87,281
Victory Capital Holdings, Inc., Term Loan, 2.395%, (3 mo. USD LIBOR + 2.25%), 7/1/26	247	246,152
		$ 3,790,908
Food Products — 0.8%
Froneri International, Ltd., Term Loan, 2.334%, (1 mo. USD LIBOR + 2.25%), 1/29/27	$519	$ 512,969
H Food Holdings, LLC, Term Loan, 6.00%, (1 mo. USD LIBOR + 5.00%, Floor 1.00%), 5/23/25	49	49,525
Monogram Food Solutions, LLC, Term Loan, 4.50%, (1 mo. USD LIBOR + 4.00%, Floor 0.50%), 8/28/28	100	100,250
Nomad Foods Europe Midco Limited, Term Loan, 2.375%, (3 mo. USD LIBOR + 2.25%), 5/15/24	294	292,951
		$ 955,695
Food Service — 1.2%
AI Aqua Merger Sub, Inc.:
Term Loan, 7/31/28(9)	$56	$ 55,778
Term Loan, 7/31/28(9)	444	446,222
IRB Holding Corp.:
Term Loan, 3.75%, (USD LIBOR + 2.75%, Floor 1.00%), 2/5/25(10)	312	312,406
Term Loan, 4.25%, (3 mo. USD LIBOR + 3.25%, Floor 1.00%), 12/15/27	248	248,901
Sovos Brands Intermediate, Inc., Term Loan, 4.50%, (3 mo. USD LIBOR + 3.75%, Floor 0.75%), 6/8/28	314	314,759
US Foods, Inc., Term Loan, 2.084%, (1 mo. USD LIBOR + 2.00%), 9/13/26	147	145,346
		$ 1,523,412
Borrower/Description	Principal Amount (000's omitted)	Value
Forest Products — 0.4%
Journey Personal Care Corp., Term Loan, 5.00%, (3 mo. USD LIBOR + 4.25%, Floor 0.75%), 3/1/28	$499	$ 500,412
		$ 500,412
Health Care — 14.3%
Accelerated Health Systems, LLC, Term Loan, 3.586%, (1 mo. USD LIBOR + 3.50%), 10/31/25	$49	$ 48,473
ADMI Corp.:
Term Loan, 2.834%, (1 mo. USD LIBOR + 2.75%), 4/30/25	320	316,572
Term Loan, 4.00%, (1 mo. USD LIBOR + 3.50%, Floor 0.50%), 12/23/27	125	124,978
athenahealth, Inc., Term Loan, 4.377%, (3 mo. USD LIBOR + 4.25%), 2/11/26	714	717,230
Avantor Funding, Inc., Term Loan, 2.50%, (1 mo. USD LIBOR + 2.00%, Floor 0.50%), 11/21/24	549	549,325
Cano Health, LLC, Term Loan, 5.25%, (6 mo. USD LIBOR + 4.50%, Floor 0.75%), 11/19/27	1,354	1,357,412
Change Healthcare Holdings, LLC, Term Loan, 3.50%, (USD LIBOR + 2.50%, Floor 1.00%), 3/1/24(10)	582	581,747
CHG Healthcare Services, Inc., Term Loan, 9/29/28(9)	225	225,000
CryoLife, Inc., Term Loan, 4.50%, (3 mo. USD LIBOR + 3.50%, Floor 1.00%), 6/1/27	544	545,332
Ensemble RCM, LLC, Term Loan, 3.879%, (3 mo. USD LIBOR + 3.75%), 8/3/26	545	547,159
Envision Healthcare Corporation, Term Loan, 3.834%, (1 mo. USD LIBOR + 3.75%), 10/10/25	486	433,978
GHX Ultimate Parent Corporation, Term Loan, 4.25%, (3 mo. USD LIBOR + 3.25%, Floor 1.00%), 6/28/24	597	597,628
Hanger, Inc., Term Loan, 3.584%, (1 mo. USD LIBOR + 3.50%), 3/6/25	689	688,935
ICON Luxembourg S.a.r.l.:
Term Loan, 3.00%, (3 mo. USD LIBOR + 2.50%, Floor 0.50%), 7/3/28	1,198	1,203,303
Term Loan, 3.00%, (3 mo. USD LIBOR + 2.50%, Floor 0.50%), 7/3/28	298	299,804
IQVIA, Inc., Term Loan, 1.882%, (3 mo. USD LIBOR + 1.75%), 6/11/25	460	459,375
Medical Solutions, LLC, Term Loan, 5.50%, (1 mo. USD LIBOR + 4.50%, Floor 1.00%), 6/14/24	692	693,401
Medline Industries, Inc., Term Loan, 9/20/28(9)	400	399,500
National Mentor Holdings, Inc.:
Term Loan, 3.75%, 3/2/28(11)	26	25,820
Term Loan, 4.50%, (USD LIBOR + 3.75%, Floor 0.75%), 3/2/28(10)	554	554,869
Term Loan, 4.50%, (3 mo. USD LIBOR + 3.75%), 3/2/28	18	17,517
Navicure, Inc., Term Loan, 4.084%, (1 mo. USD LIBOR + 4.00%), 10/22/26	967	968,342

See Notes to Financial Statements.

Calvert
Floating-Rate Advantage Fund
September 30, 2021
Schedule of Investments — continued

Borrower/Description	Principal Amount (000's omitted)	Value
Health Care (continued)
Ortho-Clinical Diagnostics S.A., Term Loan, 3.083%, (1 mo. USD LIBOR + 3.00%), 6/30/25	$745	$ 745,129
Parexel International Corporation, Term Loan, 2.834%, (1 mo. USD LIBOR + 2.75%), 9/27/24	350	349,851
Project Ruby Ultimate Parent Corp., Term Loan, 4.00%, (1 mo. USD LIBOR + 3.25%, Floor 0.75%), 3/3/28	398	397,782
Radiology Partners, Inc., Term Loan, 4.334%, (1 mo. USD LIBOR + 4.25%), 7/9/25	691	691,340
RadNet, Inc., Term Loan, 3.75%, (3 mo. USD LIBOR + 3.00%, Floor 0.75%), 4/21/28	1,047	1,046,884
Select Medical Corporation, Term Loan, 2.34%, (1 mo. USD LIBOR + 2.25%), 3/6/25	822	818,865
Sunshine Luxembourg VII S.a.r.l., Term Loan, 4.50%, (3 mo. USD LIBOR + 3.75%, Floor 0.75%), 10/1/26	348	349,584
Surgery Center Holdings, Inc., Term Loan, 4.50%, (1 mo. USD LIBOR + 3.75%, Floor 0.75%), 8/31/26	472	473,713
U.S. Anesthesia Partners, Inc.:
Term Loan, 10/1/28(9)	400	401,056
Term Loan, 4.00%, (3 mo. USD LIBOR + 3.00%, Floor 1.00%), 6/23/24	445	444,972
US Radiology Specialists, Inc., Term Loan, 6.25%, (3 mo. USD LIBOR + 5.50%, Floor 0.75%), 12/10/27	298	299,478
Verscend Holding Corp., Term Loan, 4.084%, (1 mo. USD LIBOR + 4.00%), 8/27/25	564	565,110
		$ 17,939,464
Home Furnishings — 1.4%
ACProducts, Inc., Term Loan, 4.75%, (6 mo. USD LIBOR + 4.25%, Floor 0.50%), 5/17/28	$299	$ 299,304
Conair Holdings, LLC, Term Loan, 4.25%, (3 mo. USD LIBOR + 3.75%, Floor 0.50%), 5/17/28	500	500,990
Mattress Firm, Inc., Term Loan, 5.00%, (3 mo. USD LIBOR + 4.25%, Floor 0.75%), 9/25/28	300	299,906
Serta Simmons Bedding, LLC:
Term Loan, 8.50%, (1 mo. USD LIBOR + 7.50%, Floor 1.00%), 8/10/23	152	153,237
Term Loan - Second Lien, 8.50%, (1 mo. USD LIBOR + 7.50%, Floor 1.00%), 8/10/23	501	477,719
		$ 1,731,156
Industrial Equipment — 6.3%
Alliance Laundry Systems, LLC, Term Loan, 4.25%, (3 mo. USD LIBOR + 3.50%, Floor 0.75%), 10/8/27	$568	$ 568,904
Altra Industrial Motion Corp., Term Loan, 2.084%, (1 mo. USD LIBOR + 2.00%), 10/1/25	51	50,901
American Trailer World Corp., Term Loan, 4.50%, (1 mo. USD LIBOR + 3.75%, Floor 0.75%), 3/3/28	549	546,682
Apex Tool Group, LLC, Term Loan, 6.50%, (1 mo. USD LIBOR + 5.25%, Floor 1.25%), 8/1/24	405	405,626
Borrower/Description	Principal Amount (000's omitted)	Value
Industrial Equipment (continued)
CFS Brands, LLC, Term Loan, 4.00%, (6 mo. USD LIBOR + 3.00%, Floor 1.00%), 3/20/25	$143	$ 139,532
Clark Equipment Company, Term Loan, 1.967%, (3 mo. USD LIBOR + 1.84%), 5/18/24	584	579,494
CPM Holdings, Inc., Term Loan, 3.586%, (1 mo. USD LIBOR + 3.50%), 11/17/25	615	612,951
DexKo Global, Inc.:
Term Loan, 9/22/28(9)	28	28,000
Term Loan, 9/23/28(9)	147	146,265
Term Loan, 4.25%, (1 week USD LIBOR + 3.25%, Floor 1.00%), 7/24/24	638	638,608
Dynacast International, LLC, Term Loan, 5.75%, (3 mo. USD LIBOR + 4.75%, Floor 1.00%), 7/22/25	298	299,992
EWT Holdings III Corp., Term Loan, 2.625%, (1 mo. USD LIBOR + 2.50%), 4/1/28	125	124,220
Filtration Group Corporation, Term Loan, 3.084%, (1 mo. USD LIBOR + 3.00%), 3/29/25	487	484,963
Gardner Denver, Inc., Term Loan, 1.834%, (1 mo. USD LIBOR + 1.75%), 3/1/27	25	24,338
Granite Holdings US Acquisition Co., Term Loan, 4.132%, (3 mo. USD LIBOR + 4.00%), 9/30/26	373	372,714
Hayward Industries, Inc., Term Loan, 3.00%, (1 mo. USD LIBOR + 2.50%, Floor 0.50%), 5/12/28	623	622,714
Ingersoll-Rand Services Company, Term Loan, 1.834%, (1 mo. USD LIBOR + 1.75%), 3/1/27	98	97,353
LTI Holdings, Inc., Term Loan, 3.584%, (1 mo. USD LIBOR + 3.50%), 9/6/25	246	243,203
Madison IAQ, LLC, Term Loan, 3.75%, (3 mo. USD LIBOR + 3.25%, Floor 0.50%), 6/21/28	698	698,087
Robertshaw US Holding Corp., Term Loan, 4.50%, (1 mo. USD LIBOR + 3.50%, Floor 1.00%), 2/28/25	212	205,450
Titan Acquisition Limited, Term Loan, 3.167%, (3 mo. USD LIBOR + 3.00%), 3/28/25	289	284,976
Vertical US Newco, Inc., Term Loan, 4.00%, (6 mo. USD LIBOR + 3.50%, Floor 0.50%), 7/29/27	447	448,403
Welbilt, Inc., Term Loan, 2.584%, (1 mo. USD LIBOR + 2.50%), 10/23/25	300	299,719
		$ 7,923,095
Insurance — 3.4%
Alliant Holdings Intermediate, LLC:
Term Loan, 3.334%, (1 mo. USD LIBOR + 3.25%), 5/9/25	$244	$ 242,863
Term Loan, 4.25%, (1 mo. USD LIBOR + 3.75%, Floor 0.50%), 11/5/27	99	99,114
AmWINS Group, Inc., Term Loan, 3.00%, (1 mo. USD LIBOR + 2.25%, Floor 0.75%), 2/19/28	496	493,615
AssuredPartners, Inc., Term Loan, 3.584%, (1 mo. USD LIBOR + 3.50%), 2/12/27	668	664,029

See Notes to Financial Statements.

Calvert
Floating-Rate Advantage Fund
September 30, 2021
Schedule of Investments — continued

Borrower/Description	Principal Amount (000's omitted)	Value
Insurance (continued)
Asurion, LLC:
Term Loan, 3.334%, (1 mo. USD LIBOR + 3.25%), 12/23/26	$744	$ 734,217
Term Loan, 3.334%, (1 mo. USD LIBOR + 3.25%), 7/31/27	40	39,263
Term Loan - Second Lien, 5.334%, (1 mo. USD LIBOR + 5.25%), 1/31/28	550	549,083
Hub International Limited, Term Loan, 2.875%, (3 mo. USD LIBOR + 2.75%), 4/25/25	508	503,705
NFP Corp., Term Loan, 3.334%, (1 mo. USD LIBOR + 3.25%), 2/15/27	343	340,303
Ryan Specialty Group, LLC, Term Loan, 3.75%, (1 mo. USD LIBOR + 3.00%, Floor 0.75%), 9/1/27	198	198,412
USI, Inc., Term Loan, 3.132%, (3 mo. USD LIBOR + 3.00%), 5/16/24	436	433,358
		$ 4,297,962
Leisure Goods/Activities/Movies — 2.5%
AMC Entertainment Holdings, Inc., Term Loan, 3.083%, (1 mo. USD LIBOR + 3.00%), 4/22/26	$289	$ 269,103
Bombardier Recreational Products, Inc., Term Loan, 2.084%, (1 mo. USD LIBOR + 2.00%), 5/24/27	681	676,509
ClubCorp Holdings, Inc., Term Loan, 2.882%, (3 mo. USD LIBOR + 2.75%), 9/18/24	446	420,613
Crown Finance US, Inc.:
Term Loan, 3.50%, (6 mo. USD LIBOR + 2.50%, Floor 1.00%), 2/28/25	384	317,790
Term Loan, 9.25%, (3 mo. USD LIBOR + 8.25%, Floor 1.00%), 5/23/24	44	47,149
Term Loan, 15.25%, (7.00% Cash, 8.25% PIK), 5/23/24(12)	55	67,857
Delta 2 (LUX) S.a.r.l., Term Loan, 3.50%, (1 mo. USD LIBOR + 2.50%, Floor 1.00%), 2/1/24	525	524,508
Match Group, Inc., Term Loan, 1.874%, (3 mo. USD LIBOR + 1.75%), 2/13/27	500	498,334
Travel Leaders Group, LLC, Term Loan, 4.084%, (1 mo. USD LIBOR + 4.00%), 1/25/24	390	365,805
		$ 3,187,668
Lodging and Casinos — 0.4%
Hilton Grand Vacations Borrower, LLC, Term Loan, 3.50%, (1 mo. USD LIBOR + 3.00%, Floor 0.50%), 8/2/28	$150	$ 150,525
Playa Resorts Holding B.V., Term Loan, 3.75%, (1 mo. USD LIBOR + 2.75%, Floor 1.00%), 4/29/24	403	395,343
		$ 545,868
Oil and Gas — 0.2%
PSC Industrial Holdings Corp., Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), 10/11/24	$298	$ 298,566
		$ 298,566
Borrower/Description	Principal Amount (000's omitted)	Value
Publishing — 2.6%
Adevinta ASA, Term Loan, 6/26/28(9)	$1,150	$ 1,152,516
Alchemy Copyrights, LLC, Term Loan, 3.50%, (1 mo. USD LIBOR + 3.00%, Floor 0.50%), 3/10/28	347	347,373
Ascend Learning, LLC, Term Loan, 4.00%, (1 mo. USD LIBOR + 3.00%, Floor 1.00%), 7/12/24	1,168	1,169,047
Getty Images, Inc., Term Loan, 4.625%, (1 mo. USD LIBOR + 4.50%), 2/19/26	612	613,100
		$ 3,282,036
Radio and Television — 3.2%
Diamond Sports Group, LLC, Term Loan, 3.34%, (1 mo. USD LIBOR + 3.25%), 8/24/26	$171	$ 107,104
E.W. Scripps Company (The), Term Loan, 3.31%, (1 mo. USD LIBOR + 2.56%, Floor 0.75%), 5/1/26	496	495,493
Entercom Media Corp., Term Loan, 2.585%, (1 mo. USD LIBOR + 2.50%), 11/18/24	308	303,811
Gray Television, Inc., Term Loan, 2.586%, (1 mo. USD LIBOR + 2.50%), 1/2/26	673	671,386
iHeartCommunications, Inc., Term Loan, 3.084%, (1 mo. USD LIBOR + 3.00%), 5/1/26	377	374,778
Sinclair Television Group, Inc.:
Term Loan, 2.59%, (1 mo. USD LIBOR + 2.50%), 9/30/26	592	583,260
Term Loan, 3.09%, (1 mo. USD LIBOR + 3.00%), 4/1/28	499	494,653
Terrier Media Buyer, Inc., Term Loan, 3.584%, (1 mo. USD LIBOR + 3.50%), 12/17/26	369	368,748
Univision Communications, Inc.:
Term Loan, 3/15/24(9)	350	350,063
Term Loan, 4.00%, (1 mo. USD LIBOR + 3.25%, Floor 0.75%), 3/15/26	229	229,331
		$ 3,978,627
Retailers (Except Food and Drug) — 2.2%
BJ's Wholesale Club, Inc., Term Loan, 2.083%, (1 mo. USD LIBOR + 2.00%), 2/3/24	$230	$ 230,340
CNT Holdings I Corp., Term Loan, 4.50%, (3 mo. USD LIBOR + 3.75%, Floor 0.75%), 11/8/27	548	548,776
Go Wireless, Inc., Term Loan, 7.50%, (1 mo. USD LIBOR + 6.50%, Floor 1.00%), 12/22/24	388	390,485
Hoya Midco, LLC, Term Loan, 4.50%, (1 mo. USD LIBOR + 3.50%, Floor 1.00%), 6/30/24	192	191,412
Petsmart, Inc., Term Loan, 4.50%, (6 mo. USD LIBOR + 3.75%, Floor 0.75%), 2/11/28	750	752,812
Protective Industrial Products, Inc., Term Loan, 4.75%, (1 mo. USD LIBOR + 4.00%, Floor 0.75%), 1/20/28	648	648,375
		$ 2,762,200

See Notes to Financial Statements.

Calvert
Floating-Rate Advantage Fund
September 30, 2021
Schedule of Investments — continued

Borrower/Description	Principal Amount (000's omitted)	Value
Steel — 1.0%
Phoenix Services International, LLC, Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), 3/1/25	$491	$ 488,180
Zekelman Industries, Inc., Term Loan, 2.083%, (1 mo. USD LIBOR + 2.00%), 1/24/27	753	745,611
		$ 1,233,791
Surface Transport — 1.0%
Avis Budget Car Rental, LLC, Term Loan, 1.84%, (1 mo. USD LIBOR + 1.75%), 8/6/27	$516	$ 505,747
Hertz Corporation, (The):
Term Loan, 4.00%, (1 mo. USD LIBOR + 3.50%, Floor 0.50%), 6/30/28	189	189,186
Term Loan, 4.00%, (1 mo. USD LIBOR + 3.50%, Floor 0.50%), 6/30/28	36	35,744
PODS, LLC, Term Loan, 3.75%, (1 mo. USD LIBOR + 3.00%, Floor 0.75%), 3/31/28	547	548,081
		$ 1,278,758
Telecommunications — 3.3%
CenturyLink, Inc., Term Loan, 2.334%, (1 mo. USD LIBOR + 2.25%), 3/15/27	$959	$ 949,722
Cyxtera DC Holdings, Inc., Term Loan, 4.00%, (6 mo. USD LIBOR + 3.00%, Floor 1.00%), 5/1/24	386	383,966
Digicel International Finance Limited, Term Loan, 3.43%, (6 mo. USD LIBOR + 3.25%), 5/28/24	240	232,628
Intelsat Jackson Holdings S.A.:
DIP Loan, 5.392%, (3 mo. USD LIBOR + 4.75%, Floor 1.00%), 10/13/22(11)	225	226,125
Term Loan, 8.00%, (USD Prime + 4.75%), 11/27/23	574	581,893
Level 3 Financing, Inc., Term Loan, 1.834%, (1 mo. USD LIBOR + 1.75%), 3/1/27	439	433,788
Syniverse Holdings, Inc., Term Loan, 6.00%, (3 mo. USD LIBOR + 5.00%, Floor 1.00%), 3/9/23	241	241,543
Zayo Group Holdings, Inc., Term Loan, 3.084%, (1 mo. USD LIBOR + 3.00%), 3/9/27	181	179,523
Ziggo Financing Partnership, Term Loan, 2.584%, (1 mo. USD LIBOR + 2.50%), 4/30/28	900	893,812
		$ 4,123,000
Utilities — 0.7%
Calpine Corporation, Term Loan, 2.59%, (1 mo. USD LIBOR + 2.50%), 12/16/27	$325	$ 324,350
USIC Holdings, Inc., Term Loan, 4.25%, (1 mo. USD LIBOR + 3.50%, Floor 0.75%), 5/12/28	495	495,159
		$ 819,509
Total Senior Floating Rate Loans (identified cost $140,713,436)		$141,524,579

Warrants — 0.0%(1)

Security	Shares	Value
Entertainment — 0.0%(1)
Cineworld Group PLC, Exp. 11/23/25(2)(3)	16,341	$ 8,188
		$ 8,188
Health Care Providers & Services — 0.0%
THAIHOT Investment Company US Limited (Contingent Warrants), Exp. 10/13/27(2)(3)(4)	299	$ 0
		$ 0
Total Warrants (identified cost $0)		$ 8,188

Short-Term Investments — 6.2%

Description	Units	Value
Calvert Cash Reserves Fund, LLC, 0.04%(13)	7,831,694	$ 7,832,478
Total Short-Term Investments (identified cost $7,831,938)		$ 7,832,478
Total Investments — 127.0% (identified cost $158,332,210)		$ 159,391,355
Less Unfunded Loan Commitments — (0.1)%		$ (115,220)

Net Investments — 126.9% (identified cost $158,216,990)	$ 159,276,135
Note Payable — (19.9)%	$ (25,000,000)

Other Assets, Less Liabilities — (7.0)%	$ (8,804,839)
Net Assets — 100.0%	$ 125,471,296

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
(1)	Amount is less than 0.05%.
(2)	Non-income producing security.
(3)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.
(4)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 1A).
(5)	Restricted security. Total market value of restricted securities amounts to $69,440, which represents 0.1% of the net assets of the Fund as of September 30, 2021.
(6)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At September 30, 2021, the aggregate value of these securities is $7,686,781 or 6.1% of the Fund's net assets.

See Notes to Financial Statements.

Calvert
Floating-Rate Advantage Fund
September 30, 2021
Schedule of Investments — continued

(7)	When-issued security.
(8)	Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate ("LIBOR") and secondarily, the prime rate offered by one or more major United States banks (the "Prime Rate"). Base lending rates may be subject to a floor, or minimum rate. Senior Loans are generally subject to contractual restrictions that must be satisfied before they can be bought or sold.
(9)	This Senior Loan will settle after September 30, 2021, at which time the interest rate will be determined.
(10)	The stated interest rate represents the weighted average interest rate at September 30, 2021 of contracts within the senior loan facility. Interest rates on contracts are primarily redetermined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period.
(11)	Unfunded or partially unfunded loan commitments. The stated interest rate reflects the weighted average of the reference rate and spread for the funded portion, if any, and the commitment fees on the portion of the loan that is unfunded. At September 30, 2021, the total value of unfunded loan commitments is $115,299. See Note 1E for description.
(12)	Fixed-rate loan.
(13)	Affiliated investment company, available to Calvert portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of September 30, 2021.

Restricted Securities
Description	Acquisition Date	Cost
Skillsoft Corp.	6/23/21	$59,810

Abbreviations:
DIP	– Debtor In Possession
LIBOR	– London Interbank Offered Rate
PIK	– Payment In Kind

Currency Abbreviations:
USD	– United States Dollar

See Notes to Financial Statements.

Calvert
Floating-Rate Advantage Fund
September 30, 2021
Statement of Assets and Liabilities

September 30, 2021
Assets
Investments in securities of unaffiliated issuers, at value (identified cost $150,385,052)	$ 151,443,657
Investments in securities of affiliated issuers, at value (identified cost $7,831,938)	7,832,478
Cash	2,415,118
Receivable for investments sold	44,299
Receivable for capital shares sold	459,818
Interest receivable	359,979
Dividends receivable - affiliated	208
Receivable from affiliate	10,324
Trustees' deferred compensation plan	1,724
Prepaid upfront fees on note payable	10,162
Prepaid expenses	4,803
Other assets	1,325
Total assets	$162,583,895
Liabilities
Payable for investments purchased	$ 11,095,018
Payable for when-issued securities	725,000
Payable for capital shares redeemed	86,646
Distributions payable	25,701
Payable to affiliates:
Investment advisory fee	58,169
Administrative fee	12,076
Distribution and service fees	702
Sub-transfer agency fee	277
Trustees' deferred compensation plan	1,724
Accrued expenses	107,286
Note payable	25,000,000
Total liabilities	$ 37,112,599
Net Assets	$125,471,296
Sources of Net Assets
Paid-in capital	$ 126,402,898
Accumulated loss	(931,602)
Total	$125,471,296
Class A Shares
Net Assets	$ 3,452,714
Shares Outstanding	362,929
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 9.51
Maximum Offering Price Per Share (100 ÷ 96.25 of net asset value per share)	$ 9.88
Class I Shares
Net Assets	$ 64,675,767
Shares Outstanding	6,805,404
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 9.50

See Notes to Financial Statements.

Calvert
Floating-Rate Advantage Fund
September 30, 2021
Statement of Assets and Liabilities — continued

September 30, 2021
Class R6 Shares
Net Assets	$57,342,815
Shares Outstanding	6,035,117
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 9.50

On sales of $50,000 or more, the offering price of Class A shares is reduced.

See Notes to Financial Statements.

Calvert
Floating-Rate Advantage Fund
September 30, 2021
Statement of Operations

Year Ended
September 30, 2021
Investment Income
Dividend income	$ 33,618
Dividend income - affiliated issuers	3,669
Interest and other income	4,862,943
Total investment income	$4,900,230
Expenses
Investment advisory fee	$ 559,921
Administrative fee	116,684
Distribution and service fees:
Class A	6,780
Trustees' fees and expenses	5,515
Custodian fees	15,204
Transfer agency fees and expenses	43,137
Accounting fees	22,617
Professional fees	44,589
Registration fees	56,866
Reports to shareholders	11,834
Interest expense and fees	304,520
Miscellaneous	11,831
Total expenses	$1,199,498
Waiver and/or reimbursement of expenses by affiliate	$ (156,101)
Net expenses	$1,043,397
Net investment income	$3,856,833
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment securities	$ 276,450
Investment securities - affiliated issuers	(832)
Net realized gain	$ 275,618
Change in unrealized appreciation (depreciation):
Investment securities	$ 2,120,218
Investment securities - affiliated issuers	862
Net change in unrealized appreciation (depreciation)	$2,121,080
Net realized and unrealized gain	$2,396,698
Net increase in net assets from operations	$6,253,531

See Notes to Financial Statements.

Calvert
Floating-Rate Advantage Fund
September 30, 2021
Statements of Changes in Net Assets

	Year Ended September 30,
	2021	2020
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 3,856,833	$ 2,635,050
Net realized gain (loss)	275,618	(566,268)
Net change in unrealized appreciation (depreciation)	2,121,080	82,277
Net increase in net assets from operations	$ 6,253,531	$ 2,151,059
Distributions to shareholders:
Class A	$ (101,909)	$ (109,415)
Class I	(1,703,779)	(831,086)
Class R6	(2,071,713)	(1,704,071)
Total distributions to shareholders	$ (3,877,401)	$ (2,644,572)
Capital share transactions:
Class A	$ 1,053,070	$ (795,507)
Class I	36,849,632	12,269,624
Class R6	12,005,772	12,159,621
Net increase in net assets from capital share transactions	$ 49,908,474	$23,633,738
Net increase in net assets	$ 52,284,604	$23,140,225
Net Assets
At beginning of year	$ 73,186,692	$ 50,046,467
At end of year	$125,471,296	$73,186,692

See Notes to Financial Statements.

Calvert
Floating-Rate Advantage Fund
September 30, 2021
Statement of Cash Flows

Year Ended
September 30, 2021
Cash Flows From Operating Activities
Net increase in net assets from operations	$ 6,253,531
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Investments purchased	(94,763,030)
Investments sold and principal repayments	43,905,426
Increase in short-term investments, net	(4,453,590)
Net amortization/accretion of premium (discount)	(333,137)
Amortization of prepaid upfront fees on note payable	22,562
Increase in interest receivable	(191,097)
Decrease in dividends receivable - affiliated	90
Decrease in receivable from affiliate	1,067
Decrease in prepaid expenses	1,011
Increase in Trustee's deferred compensation plan	(771)
Increase in other assets	(1,325)
Increase in payable to affiliate for investment advisory fee	23,373
Increase in payable to affiliate for administrative fee	4,780
Increase in payable to affiliate for distribution and services fees	222
Increase in payable to affiliate for sub-transfer agency fee	23
Increase in payable to affiliate for Trustees' deferred compensation plan	771
Increase in accrued expenses	20,881
Increase in unfunded loan commitments	30,193
Net change in unrealized (appreciation) depreciation on investments	(2,121,080)
Net realized gain from investments	(275,618)
Net cash used in operating activities	$(51,875,718)
Cash Flows From Financing Activities
Cash distributions paid to shareholders	$ (260,628)
Proceeds from capital shares sold	59,301,321
Capital shares redeemed	(14,081,257)
Prepaid upfront fees on note payable	(22,500)
Proceeds from note payable	11,000,000
Repayments of note payable	(3,000,000)
Net cash provided by financing activities	$ 52,936,936
Net increase in cash	$ 1,061,218
Cash at beginning of year	$ 1,353,900
Cash at end of year	$ 2,415,118
Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of:
Reinvestment of dividends and distributions	$ 3,604,303
Cash paid for interest and fees on borrowings	$ 296,337

See Notes to Financial Statements.

Calvert
Floating-Rate Advantage Fund
September 30, 2021
Financial Highlights

	Class A
	Year Ended September 30,			Period Ended September 30,
	2021	2020	2019	2018 (1)
Net asset value — Beginning of period	$ 9.23	$ 9.73	$ 9.97	$10.00
Income (Loss) From Operations
Net investment income(2)	$ 0.35	$ 0.39	$ 0.47	$ 0.38
Net realized and unrealized gain (loss)	0.29	(0.50)	(0.24)	(0.06)
Total income (loss) from operations	$ 0.64	$ (0.11)	$ 0.23	$ 0.32
Less Distributions
From net investment income	$ (0.36)	$ (0.39)	$ (0.47)	$ (0.35)
Total distributions	$ (0.36)	$ (0.39)	$ (0.47)	$ (0.35)
Net asset value — End of period	$ 9.51	$ 9.23	$ 9.73	$ 9.97
Total Return(3)	6.99%	(1.05)%	2.42%	3.25% (4)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,453	$2,329	$3,286	$3,090
Ratios (as a percentage of average daily net assets):(5)
Total expenses(6)	1.51%	1.83%	2.29%	2.48% (7)
Net expenses(6)	1.32%	1.53%	1.98%	2.13% (7)
Net investment income	3.73%	4.20%	4.86%	3.93% (7)
Portfolio Turnover	37%	32%	44%	35% (4)

(1)	For the period from the start of business, October 10, 2017, to September 30, 2018.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4)	Not annualized.
(5)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(6)	Includes interest expense and fees and other borrowing costs of 0.31%, 0.54%, 0.96% and 1.07% for the years ended September 30, 2021, 2020, 2019 and the period ended September 30, 2018, respectively.
(7)	Annualized.

See Notes to Financial Statements.

Calvert
Floating-Rate Advantage Fund
September 30, 2021
Financial Highlights — continued

	Class I
	Year Ended September 30,			Period Ended September 30,
	2021	2020	2019	2018 (1)
Net asset value — Beginning of period	$ 9.22	$ 9.73	$ 9.97	$ 10.00
Income (Loss) From Operations
Net investment income(2)	$ 0.37	$ 0.40	$ 0.49	$ 0.40
Net realized and unrealized gain (loss)	0.29	(0.50)	(0.23)	(0.06)
Total income (loss) from operations	$ 0.66	$ (0.10)	$ 0.26	$ 0.34
Less Distributions
From net investment income	$ (0.38)	$ (0.41)	$ (0.50)	$ (0.37)
Total distributions	$ (0.38)	$ (0.41)	$ (0.50)	$ (0.37)
Net asset value — End of period	$ 9.50	$ 9.22	$ 9.73	$ 9.97
Total Return(3)	7.25%	(0.83)%	2.57%	3.48% (4)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$64,676	$26,958	$14,749	$26,452
Ratios (as a percentage of average daily net assets):(5)
Total expenses(6)	1.26%	1.50%	2.02%	2.06% (7)
Net expenses(6)	1.07%	1.21%	1.70%	1.67% (7)
Net investment income	3.94%	4.34%	5.05%	4.10% (7)
Portfolio Turnover	37%	32%	44%	35% (4)

(1)	For the period from the start of business, October 10, 2017, to September 30, 2018.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4)	Not annualized.
(5)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(6)	Includes interest expense and fees and other borrowing costs of 0.31%, 0.47%, 0.93% and 0.91% for the years ended September 30, 2021, 2020, 2019 and the period ended September 30, 2018, respectively.
(7)	Annualized.

See Notes to Financial Statements.

Calvert
Floating-Rate Advantage Fund
September 30, 2021
Financial Highlights — continued

	Class R6
	Year Ended September 30,			Period Ended September 30,
	2021	2020	2019	2018 (1)
Net asset value — Beginning of period	$ 9.22	$ 9.72	$ 9.96	$ 10.00
Income (Loss) From Operations
Net investment income(2)	$ 0.38	$ 0.41	$ 0.50	$ 0.37
Net realized and unrealized gain (loss)	0.28	(0.50)	(0.24)	(0.04)
Total income (loss) from operations	$ 0.66	$ (0.09)	$ 0.26	$ 0.33
Less Distributions
From net investment income	$ (0.38)	$ (0.41)	$ (0.50)	$ (0.37)
Total distributions	$ (0.38)	$ (0.41)	$ (0.50)	$ (0.37)
Net asset value — End of period	$ 9.50	$ 9.22	$ 9.72	$ 9.96
Total Return(3)	7.26%	(0.83)%	2.67%	3.35% (4)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$57,343	$43,899	$32,011	$52,592
Ratios (as a percentage of average daily net assets):(5)
Total expenses(6)	1.19%	1.44%	1.99%	1.74% (7)
Net expenses(6)	1.08%	1.23%	1.72%	1.44% (7)
Net investment income	3.99%	4.40%	5.08%	3.81% (7)
Portfolio Turnover	37%	32%	44%	35% (4)

(1)	For the period from the start of business, October 10, 2017, to September 30, 2018.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4)	Not annualized.
(5)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(6)	Includes interest expense and fees and other borrowing costs of 0.32%, 0.49%, 0.95% and 0.69% for the years ended September 30, 2021, 2020, 2019 and the period ended September 30, 2018, respectively.
(7)	Annualized.

See Notes to Financial Statements.

Calvert
Floating-Rate Advantage Fund
September 30, 2021
Notes to Financial Statements

1  Significant Accounting Policies
Calvert Floating-Rate Advantage Fund (the Fund) is a diversified series of Calvert Management Series (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to provide a high level of current income. The Fund invests primarily in senior floating-rate loans of domestic and foreign borrowers.
The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. A contingent deferred sales charge of 0.80% may apply to certain redemptions of Class A shares for accounts for which no sales charge was paid, if redeemed within 12 months of purchase. Class I and Class R6 shares are sold at net asset value, are not subject to a sales charge and are sold only to certain eligible investors. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and is subject to different expenses.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A  Investment Valuation— Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices and are categorized as Level 2 in the hierarchy.
Debt Securities. Debt securities are generally valued based on valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. Accordingly, debt securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities with a remaining maturity at time of purchase of more than sixty days are valued based on valuations provided by a third party pricing service. Such securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities of sufficient credit quality purchased with remaining maturities of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Senior Floating-Rate Loans. Interests in senior floating-rate loans for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service, and are categorized as Level 2 in the hierarchy.
Affiliated Fund. The Fund may invest in Calvert Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Calvert Research and Management (CRM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day and are categorized as Level 2 in the hierarchy. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.
Other Securities. Exchange-traded funds are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day and are categorized as Level 1 in the hierarchy.

Calvert
Floating-Rate Advantage Fund
September 30, 2021
Notes to Financial Statements — continued

Fair Valuation. If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Fund's adviser, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by or at the direction of the Board in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
The following table summarizes the market value of the Fund's holdings as of September 30, 2021, based on the inputs used to value them:
Asset Description	Level 1	Level 2	Level 3(1)	Total
Common Stocks	$ —	$ 26,817	$ 69,440	$ 96,257
Corporate Bonds	—	8,985,453	—	8,985,453
Exchange-Traded Funds	850,686	—	—	850,686
Preferred Stocks	—	93,714	—	93,714
Senior Floating-Rate Loans (Less Unfunded Loan Commitments)	—	141,409,359	—	141,409,359
Warrants	—	8,188	0	8,188
Short-Term Investments	—	7,832,478	—	7,832,478
Total Investments	$850,686	$158,356,009	$69,440	$159,276,135

(1)	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended September 30, 2021 is not presented.
B  Investment Transactions and Income— Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Non-cash dividends are recorded at the fair value of the securities received. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. The Fund may earn certain fees in connection with its investments in senior floating-rate loans. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees, which are recorded to income as earned.
C  Share Class Accounting— Realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Expenses arising in connection with a specific class are charged directly to that class. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer agency fees and expenses on the Statement of Operations, are not allocated to Class R6 shares.
D  Senior Floating Rate Loans— The Fund may invest in direct debt instruments, which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investment in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower of the loan. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of such payments by the lender from the borrower. The Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is issuing the participation interest.
E  Unfunded Loan Commitments— The Fund may enter into certain loan agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower's discretion. The commitments, if any, are disclosed in the accompanying Schedule of Investments.

Calvert
Floating-Rate Advantage Fund
September 30, 2021
Notes to Financial Statements — continued

F  Restricted Securities— The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities (excluding Rule 144A securities) is included at the end of the Schedule of Investments.
G  Distributions to Shareholders— Distributions to shareholders are recorded by the Fund on ex-dividend date. The Fund declares income distributions daily to shareholders of record at the time of declaration and generally pays them monthly. The Fund makes distributions of net realized capital gains, if any, at least annually. Distributions are declared separately for each class of shares. Distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.
H  Estimates— The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
I   Indemnifications— Under the Trust’s organizational document, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and provides that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders or former shareholders. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
J  Federal Income Taxes— No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
K  When-Issued Securities and Delayed Delivery Transactions— The Fund may purchase securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Fund maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Such security purchases are subject to the risk that when delivered they will be worth less than the agreed upon payment price. Losses may also arise if the counterparty does not perform under the contract.
2  Related Party Transactions
The investment advisory fee is earned by CRM as compensation for investment advisory services rendered to the Fund. On March 1, 2021, Morgan Stanley acquired Eaton Vance Corp. (the “Transaction”) and CRM became an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, the Fund entered into a new investment advisory agreement (the “New Agreement”) with CRM, which took effect on March 1, 2021. Pursuant to the New Agreement (and the Fund's investment advisory agreement with CRM in effect prior to March 1, 2021), the fee is computed at an annual rate as a percentage of the Fund’s average daily gross assets as follows and is payable monthly:
Average Daily Gross Assets	Annual Fee Rate
Up to and including $1 billion	0.48%
In excess of $1 billion	0.43%
Gross assets of the Fund are calculated by deducting all liabilities of the Fund except the principal amount of any indebtedness for money borrowed by the Fund. For the year ended September 30, 2021, the investment advisory fee amounted to $559,921 or 0.58% of the Fund’s average daily net assets. The Fund may invest its cash in Cash Reserves Fund. CRM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Calvert
Floating-Rate Advantage Fund
September 30, 2021
Notes to Financial Statements — continued

CRM has agreed to reimburse certain of the Fund’s operating expenses (excluding investment advisory, administrative and distribution and service fees) in excess of 0.06% annually for each of Class A, Class I and Class R6 of such class's average daily net assets. The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses. The expense reimbursement agreement with CRM may be changed or terminated after January 31, 2022. For the year ended September 30, 2021, CRM waived or reimbursed expenses of $156,101.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to Class A, Class I and Class R6 and is payable monthly. For the year ended September 30, 2021, CRM was paid administrative fees of $116,684.
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the year ended September 30, 2021 amounted to $6,780 for Class A shares.
The Fund was informed that EVD received $936 as its portion of the sales charge on sales of Class A shares for the year ended September 30, 2021. The Fund was also informed that EVD received no contingent deferred sales charges paid by Class A shareholders for the same period.
Eaton Vance Management (EVM), an affiliate of CRM, provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended September 30, 2021, sub-transfer agency fees and expenses incurred to EVM amounted to $1,668 and are included in transfer agency fees and expenses on the Statement of Operations.
Each Trustee of the Fund who is not an employee of CRM or its affiliates receives an annual fee of $154,000, plus an annual Committee fee ranging from $8,500 to $16,500 depending on the Committee. The Board chair receives an additional $30,000 ($20,000 prior to January 1, 2021) annual fee and Committee chairs receive an additional $6,000 annual fee. Eligible Trustees may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Trustees. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund's assets. Trustees’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Trustees of the Fund who are employees of CRM or its affiliates are paid by CRM. Prior to December 31, 2020, an Advisory Council aided the Board and CRM in advancing the cause of responsible investing through original scholarship and thought leadership. The Advisory Council consisted of CRM’s Chief Executive Officer and three additional members. For the year ended December 31, 2020, each member (other than CRM’s Chief Executive Officer) was compensated $20,000 for their service on the Advisory Council. Such compensation, and any other compensation and/or expenses incurred by the Advisory Council as may be approved by the Board, was borne by the Calvert funds. For the year ended September 30, 2021, the Fund’s allocated portion of the Advisory Council compensation and fees was $101, which is included in miscellaneous expense on the Statement of Operations.
3  Investment Activity
During the year ended September 30, 2021, the cost of purchases and proceeds from sales of investments, other than short-term securities and including paydowns and principal repayments on senior floating rate loans, were $100,637,905 and $43,592,403, respectively.
4  Distributions to Shareholders and Income Tax Information
The tax character of distributions declared for the years ended September 30, 2021 and September 30, 2020 was as follows:
	Year Ended September 30,
	2021	2020
Ordinary income	$3,877,401	$2,644,572
During the year ended September 30, 2021, accumulated loss was increased by $1,384 and paid-in capital was increased by $1,384 due to the Fund's use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of September 30, 2021, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Calvert
Floating-Rate Advantage Fund
September 30, 2021
Notes to Financial Statements — continued

Undistributed ordinary income	$ 25,485
Deferred capital losses	(1,987,777)
Net unrealized appreciation	1,056,391
Distributions payable	(25,701)
Accumulated loss	$ (931,602)
At September 30, 2021, the Fund, for federal income tax purposes, had deferred capital losses of $1,987,777 which would reduce the Fund's taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund's next taxable year, can be carried forward for an unlimited period, and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at September 30, 2021, $460,849 are short-term and $1,526,928 are long-term.
The cost and unrealized appreciation (depreciation) of investments of the Fund at September 30, 2021, as determined on a federal income tax basis, were as follows:
Aggregate cost	$158,219,744
Gross unrealized appreciation	$ 1,587,304
Gross unrealized depreciation	(530,913)
Net unrealized appreciation	$ 1,056,391
5  Credit Agreement
The Fund has entered into a committed, senior secured 364-day revolving line of credit, as amended (the Agreement) with a bank to borrow up to a limit of $45 million. Borrowings under the Agreement are secured by the assets of the Fund. The Fund is required to maintain a certain borrowing base while borrowings are outstanding. Borrowings may be made for general business purposes, including the purchase of investment securities and temporary or emergency purposes. Interest on advances under the Agreement is accrued at a rate equal to the Fund's option of (a) the London Interbank Offered Rate (which shall not be less than zero) + 0.85% for interest periods of one, three or six months, as requested by the Fund; or (b) the Federal Funds Rate (which shall not be less than zero) + 0.85%. Under the terms of the Agreement, in effect through March 15, 2022, the Fund pays a facility fee of 0.15% per annum on the commitment amount. In connection with the renewal of the Agreement on March 16, 2021, the Fund paid upfront fees of $22,500, which are being amortized to interest expense through March 15, 2022. The unamortized balance at September 30, 2021 is approximately $10,000 and is included in prepaid upfront fees on note payable on the Statement of Assets and Liabilities. At September 30, 2021, the Fund had borrowings outstanding under the Agreement of $25,000,000 at an annual interest rate of 0.94%. Based on the short-term nature of the borrowings under the Agreement and the variable interest rate, the carrying amount of the borrowings at September 30, 2021 approximated its fair value. If measured at fair value, borrowings under the Agreement would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at September 30, 2021. For the year ended September 30, 2021, the average borrowings under the Agreement and the average annual interest rate (excluding fees) were $19,435,616 and 0.96%, respectively.
6  Affiliated Funds
At September 30, 2021, the value of the Fund’s investment in affiliated funds was $7,832,478, which represents 6.2% of the Fund’s net assets. Transactions in affiliated funds by the Fund for the year ended September 30, 2021 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period
Short-Term Investments
Calvert Cash Reserves Fund, LLC	$3,378,858	$78,159,836	$(73,706,246)	$(832)	$862	$7,832,478	$3,669	7,831,694

Calvert
Floating-Rate Advantage Fund
September 30, 2021
Notes to Financial Statements — continued

7  Capital Shares
The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes.
Transactions in capital shares for the years ended September 30, 2021 and September 30, 2020 were as follows:
	Year Ended September 30, 2021		Year Ended September 30, 2020
	Shares	Amount	Shares	Amount
Class A
Shares sold	187,011	$ 1,776,919	106,942	$ 998,770
Reinvestment of distributions	9,454	89,480	10,050	93,732
Shares redeemed	(85,849)	(813,329)	(202,449)	(1,888,009)
Net increase (decrease)	110,616	$ 1,053,070	(85,457)	$ (795,507)
Class I
Shares sold	4,763,844	$ 45,161,971	2,526,158	$ 22,563,948
Reinvestment of distributions	175,004	1,655,984	84,292	778,225
Shares redeemed	(1,056,314)	(9,968,323)	(1,204,052)	(11,072,549)
Net increase	3,882,534	$36,849,632	1,406,398	$ 12,269,624
Class R6
Shares sold	1,346,862	$ 12,675,164	1,769,601	$ 14,855,170
Reinvestment of distributions	196,701	1,858,839	175,811	1,627,711
Shares redeemed	(269,229)	(2,528,231)	(477,523)	(4,323,260)
Net increase	1,274,334	$12,005,772	1,467,889	$ 12,159,621
8  Risks and Uncertainties
Credit Risk
The Fund invests primarily in below investment grade senior floating rate loans, which have speculative characteristics because of the credit risk associated with their issuers. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of these securities to make principal and interest payments. Such companies are more likely to default on their payments of interest and principal owed than issuers of investment grade bonds. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt obligation may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan's value.
LIBOR Transition Risk
Certain instruments held by the Fund may pay an interest rate based on the London Interbank Offered Rate (“LIBOR”), which is the average offered rate for various maturities of short-term loans between certain major international banks. LIBOR is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments (such as debt instruments and derivatives) and borrowing arrangements. The ICE Benchmark Administration Limited, the administrator of LIBOR, is expected to cease publishing certain LIBOR settings on December 31, 2021, and the remaining LIBOR settings on June 30, 2023. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation, the impact on certain debt securities, derivatives and other financial instruments that utilize LIBOR remains uncertain. The phase-out of LIBOR may result in, among other things, increased volatility or illiquidity in markets for instruments based on LIBOR and changes in the value of such instruments.
Pandemic Risk
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this

Calvert
Floating-Rate Advantage Fund
September 30, 2021
Notes to Financial Statements — continued

outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Fund's performance, or the performance of the securities in which the Fund invests.
9  Change in Independent Registered Public Accounting Firm
On July 30, 2021, KPMG LLP (“KPMG”) informed the Audit Committee and Board of the Trust that it was resigning as the independent registered public accounting firm to the Trust, as upon Morgan Stanley’s acquisition of Eaton Vance Corp., the parent company of CRM (the investment adviser to each series of the Trust), KPMG would no longer be independent of the Trust. The Audit Committee of the Board and the Board approved the selection of Deloitte & Touche LLP (“Deloitte”) as the independent registered public accounting firm for the funds that are series of the Trust (the “Funds”) for the fiscal year ending September 30, 2021 to be effective upon KPMG’s resignation and Deloitte’s acceptance of the engagement which became effective July 30, 2021.
KPMG’s reports on the financial statements for the Funds for the fiscal periods ended September 30, 2019 and September 30, 2020 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal periods ended September 30, 2019 and September 30, 2020, and during the subsequent interim period through July 30, 2021: (i) there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreements in connection with its reports on the Funds’ financial statements for such periods; and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.
During the fiscal periods ended September 30, 2019 and September 30, 2020, and during the subsequent interim period through July 30, 2021: neither the Funds, nor anyone on their behalf, consulted with Deloitte on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds’ financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of Item 304).

Calvert
Floating-Rate Advantage Fund
September 30, 2021
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Calvert Management Series and Shareholders of Calvert Floating-Rate Advantage Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Calvert Floating-Rate Advantage Fund (the "Fund") (one of the funds constituting Calvert Management Series), including the schedule of investments, as of September 30, 2021, the related statements of operations, cash flows, changes in net assets and the financial highlights for the year then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, and the results of its operations, its cash flows and changes in its net assets for the year then ended, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America. The statement of changes in net assets for the year ended September 30, 2020, and the financial highlights for the years ended September 30, 2020 and September 30, 2019 and for the period ended September 30, 2018, were audited by other auditors whose report, dated November 20, 2020, expressed an unqualified opinion on that financial statement and those financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian, brokers and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
November 22, 2021
We have served as the auditor of one or more Calvert investment companies since 2021.

Calvert
Floating-Rate Advantage Fund
September 30, 2021
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2022 will show the tax status of all distributions paid to your account in calendar year 2021. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of 163(j) interest dividends.
163(j) Interest Dividends. For the fiscal year ended September 30, 2021, the Fund designates 98.77% of distributions from net investment income as a 163(j) interest dividend.

Calvert
Floating-Rate Advantage Fund
September 30, 2021
Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.
At a meeting of the Fund’s Board of Trustees/Directors on June 16, 2021, the Committee provided a written report to the Fund’s Board of Trustees/ Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2020 through December 31, 2020 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

Calvert
Floating-Rate Advantage Fund
September 30, 2021
Management and Organization

Fund Management. The Trustees of Calvert Management Series (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Each Board member holds office until his or her successor is elected and qualified, or until his or her earlier death, resignation, retirement, removal or disqualification. Under the terms of the Fund's current Board member retirement policy, an Independent Board member must retire at the end of the calendar year in which he or she turns 75. However, if such retirement would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement and resignation will not become effective until such time as action has been taken for the Fund to be in compliance upon a Board member's retirement. The “Independent Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer, with the exception of Ms. Walsh and Mr. Kirchner, is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009. As used below, “CRM” refers to Calvert Research and Management. Each Trustee oversees 39 funds in the Calvert fund complex. Each officer serves as an officer of certain other Calvert funds.
Name and Year of Birth	Trust Position(s)	Position Start Date	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Trustee
John H. Streur(1) 1960	Trustee and President	2015	President and Chief Executive Officer of Calvert Research and
Management (since December 31, 2016). President and Chief Executive
Officer of Calvert Investments, Inc. (January 2015 - December 2016);
Chief Executive Officer of Calvert Investment Distributors, Inc. (August
2015 - December 2016); Chief Compliance Officer of Calvert Investment
Management, Inc. (August 2015 - April 2016); President and Director,
Portfolio 21 Investments, Inc. (through October 2014); President,
Chief Executive Officer and Director, Managers Investment Group LLC
(through January 2012); President and Director, The Managers Funds
and Managers AMG Funds (through January 2012).
Other Directorships in the Last Five Years. Portfolio 21 Investments,
Inc. (asset management) (through October 2014); Managers Investment
Group LLC (asset management) (through January 2012); The Managers
Funds (asset management) (through January 2012); Managers AMG Funds
			(asset management) (through January 2012); Calvert Impact Capital, Inc.
Independent Trustees
Richard L. Baird, Jr. 1948	Trustee	1980	Regional Disaster Recovery Lead, American Red Cross of Greater
Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015).
Former President and CEO of Adagio Health Inc. (retired in 2014) in
Pittsburgh, PA.
			Other Directorships in the Last Five Years. None.
Alice Gresham Bullock 1950	Chair and Trustee	2016	Professor Emerita at Howard University School of Law. Dean Emerita of
Howard University School of Law and Deputy Director of the Association
of American Law Schools (1992-1994).
			Other Directorships in the Last Five Years. None.
Cari M. Dominguez 1949	Trustee	2016	Former Chair of the U.S. Equal Employment Opportunity Commission.
Other Directorships in the Last Five Years. Manpower, Inc. (employment agency); Triple S Management Corporation (managed care); National
			Association of Corporate Directors.
John G. Guffey, Jr. 1948	Trustee	1982	President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).
Other Directorships in the Last Five Years. Calvert Impact Capital, Inc.
			(through December 31, 2018); Calvert Ventures, LLC.
Miles D. Harper, III 1962	Trustee	2016	Partner, Carr Riggs & Ingram (public accounting firm) since October 2014.
Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr
Riggs & Ingram) (November 1999 - September 2014).
Other Directorships in the Last Five Years. Bridgeway Funds (9) (asset
			management).
Joy V. Jones 1950	Trustee	2016	Attorney. Other Directorships in the Last Five Years. Conduit Street Restaurants SUD 2 Limited; Palm Management Restaurant Corporation.

Calvert
Floating-Rate Advantage Fund
September 30, 2021
Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Position Start Date	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Independent Trustees (continued)
Anthony A. Williams 1951	Trustee	2010	CEO and Executive Director of the Federal City Council (July 2012 to
present); Senior Adviser and Independent Consultant for King and
Spalding LLP (September 2015 to present); Executive Director of Global
Government Practice at the Corporate Executive Board (January 2010 to
January 2012).
Other Directorships in the Last Five Years. Freddie Mac; Evoq
Properties/Meruelo Maddux Properties, Inc. (real estate management);
Weston Solutions, Inc. (environmental services); Bipartisan Policy Center’s
Debt Reduction Task Force; Chesapeake Bay Foundation; Catholic
University of America; Urban Institute (research organization); The Howard Hughes Corporation (real estate development).

Name and Year of Birth	Trust Position(s)	Position Start Date	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees
Hope L. Brown 1973	Chief Compliance Officer	2014	Chief Compliance Officer of 39 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).
Deidre E. Walsh(2) 1971	Secretary, Vice President and Chief Legal Officer	2021	Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2021). Also Vice President of Eaton Vance and certain of its affiliates and officer of 138 registered investment companies
			advised or administered by Eaton Vance.
James F. Kirchner(2) 1967	Treasurer	2016	Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 138 registered investment companies
			advised or administered by Eaton Vance.
(1) Mr. Streur is an interested person of the Fund because of his positions with the Fund’s adviser and certain affiliates.
(2) The business address for Ms. Walsh and Mr. Kirchner is Two International Place, Boston, MA 02110.
The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.

Calvert Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■
investment experience and risk tolerance
■
checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com

Calvert Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■
buy securities from us or make a wire transfer
■
give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■
affiliates from using your information to market to you
■
sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

Calvert Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary. Separate statements will be generated for each separate account and will be householded as described above.
Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Calvert website at www.calvert.com, by calling Calvert at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

Investment Adviser and Administrator
Calvert Research and Management
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
State Street Financial Center, One Lincoln Street
Boston, MA 02111
Transfer Agent
DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, MA 02169
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.
29940     9.30.21

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-368-2745. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees has determined that Miles D. Harper III, an “independent” Trustee serving on the registrant’s audit committee, is an “audit committee financial expert,” as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the

Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services

(a) –(d)

The various Series comprising the Trust have differing fiscal year ends (September 30 and December 31). The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by its principal accountant for the last two fiscal years of each Series.

Fiscal Years Ended	12/31/19	%*	9/30/20	%*	12/31/20	%*	9/30/21	%*
Audit Fees	$53,282	0%	$33,047	0%	$53,300	0%	$33,000	0%
Audit-Related Fees(1)	$0	0%	$0	0%	$0	0%	$0	0%
Tax Fees(2)	$12,600	0%	$4,950	0%	$9,900	0%	$4,950	0%
All Other Fees(3)	$0	0%	$0	0%	$0	0%	$0	0%

Total	$65,882	0%	$37,997	0%	$63,200	0%	$37,950	0%

*	Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimus waiver of Committee’s requirement to pre-approve).
(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e) The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors. The Committee may delegate its authority to pre-approve certain matters to one or more of its members. In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance. In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment adviser in each instance.

(f) Not applicable.

(g) Aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of each Series.

Fiscal Year ended 12/31/19		Fiscal Year ended 9/30/120		Fiscal Year ended 12/31/20		Fiscal Year ended 9/30/21
$	%*	$	%*	$	%*	$	%*
$12,600	0%	$4,950	0%	$9,900	0%	$4,950	0%

*	Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimus waiver of Committee’s requirement to pre-approve).

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 Act, as amended (the “1940 Act”) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (“Exchange Act”), as of a date within 90 days of the filing date of this report.

(b) There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(a)(3)	Not applicable.

(a)(4)	Change in Independent Accountant.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT MANAGEMENT SERIES

By:	/s/ John H. Streur
John H. Streur
President

Date: November 22, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date: November 22, 2021

By:	/s/ John H. Streur
John H. Streur
President

Date: November 22, 2021